UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service: R. Gregory Barton, Esquire
                                       P.O. Box 876
                                       Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2002 - April 30, 2003

Item 1: Reports to Shareholders

                                     Vanguard(R) Windsor(TM) II Fund

SEMIANNUAL REPORT
APRIL 30, 2003


                                                          THE VANGUARD GROUP (R)

Eternal Principles

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

================================================================================
SUMMARY
--------------------------------------------------------------------------------

* Vanguard Windsor II Fund's Investor Shares returned 4.9% during the six months ended April 30, 2003, beating the average return of peer funds.

* During the period, the broad U.S. stock market drifted in mostly negative territory before posting a strong April and ending the half-year with a 5.0% gain.

* The financial services, utilities, and consumer discretionary stocks selected by the fund's advisers were the biggest contributors to the fund's advance.
--------------------------------------------------------------------------------
================================================================================
CONTENTS
--------------------------------------------------------------------------------

   1  Letter from the Chairman
   5  Adviser's Report
   8  Fund Profile
   9  Glossary of Investment Terms
  10  Performance Summary
  11  Results of Proxy Voting
  12  Financial Statements
--------------------------------------------------------------------------------

                                                                      PICTURE OF
                                                                 JOHN J. BRENNAN

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

Vanguard Windsor II Fund's Investor Shares returned 4.9% during the fiscal half-year ended April 30, 2003. That result bested the average return of the fund's peer group and about matched that of the broad market, as measured by the Wilshire 5000 Total Market Index. However, the fund's performance slightly trailed that of its primary benchmark, the Russell 1000 Value Index.

     The adjacent table shows the total returns-- capital change plus reinvested distributions--for Windsor II's Investor and Admiral Shares and the fund's benchmarks. Information about the per-share components of the fund's returns appears in the table on page 4.

=======================================================
TOTAL RETURNS                          SIX MONTHS ENDED
                                       APRIL 30, 2003
-------------------------------------------------------
Vanguard Windsor II Fund
  Investor Shares                            4.9%
  Admiral Shares                             5.0
Average Large-Cap Value Fund*                4.1
Russell 1000 Value Index                     5.3
Wilshire 5000 Index                          5.0
-------------------------------------------------------
*Derived from data provided by Lipper Inc.

STOCKS OPENED AND CLOSED STRONGLY
During the six months ended April 30, 2003, the overall U.S. stock market, as represented by the Wilshire 5000 Index, returned 5.0%, a performance reflecting strong rallies at the beginning and end of the period. Inside these bookends, however, stock prices drifted lower, depressed by investor apprehension about geopolitical tensions and the generally glum economic news. Although the U.S. military campaign in Iraq was brief and successful, economic uncertainty remained. Consumer spending remained strong, but the job market deteriorated and red-hot residential real estate prices began to cool. The broad economy registered anemic growth.

     Small stocks, as represented by the Russell 2000 Index, performed better than the large stocks in the Russell 1000 Index, while growth stocks (those that are expected to produce rapid earnings growth) and value stocks (those that generally trade at below-market valuations) produced similar returns.

     Overseas, Asian stock markets were hit especially hard, but as a group, international stocks produced a modest positive return for U.S.-based investors.

================================================================================
ADMIRAL(TM) SHARES A LOWER-COST CLASS OF SHARES AVAILABLE TO MANY LONGTIME SHAREHOLDERS AND TO THOSE WITH SIGNIFICANT INVESTMENTS IN THE FUND.
================================================================================

BONDS DEFIED EXPECTATIONS
Bonds generated surprisingly strong results, with the Lehman Brothers Aggregate Bond Index--a broad measure of the taxable bond market-- returning 4.3%. Bond yields began the fiscal half-year at their lowest levels in 40 years, which would generally portend unimpressive returns, but the bond market rallied further, in part because of a strong rebound in hard-hit corporate bonds. Long- and intermediate-term interest rates fell somewhat during the period, and the yield of the 3-month U.S. Treasury bill--a fair proxy for money market yields--declined 34 basis points (0.34 percentage point) to 1.11%.

================================================================
MARKET BAROMETER                                   TOTAL RETURNS
                                    PERIODS ENDED APRIL 30, 2003
----------------------------------------------------------------
                                             SIX     ONE    FIVE
                                          MONTHS    YEAR  YEARS*
----------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)             4.8%  -13.5%   -2.3%
Russell 2000 Index (Small-caps)             7.6   -20.8    -2.5
Wilshire 5000 Index (Entire market)         5.0   -13.6    -2.6
MSCI All Country World Index Free
  ex USA (International)                    3.1   -15.2    -4.9
----------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                 4.3%   10.5%    7.6%
 (Broad taxable market)
Lehman Municipal Bond Index                 3.6     8.5     6.3
Citigroup 3-Month Treasury Bill Index       0.6     1.5     4.0
================================================================
CPI
Consumer Price Index                        1.4%    2.2%    2.5%
================================================================
*Annualized.

A STRONG APRIL HELPED TO GENERATE A SIX-MONTH GAIN
Like the broad stock market, the Windsor II Fund enjoyed a strong April, enabling the fund to post a solid advance in the first half of its fiscal year. Windsor II's holdings in the financial services sector (the fund's largest sector, with over one-quarter of assets) outperformed the overall sector and contributed most to the fund's positive outcome. The fund also got a nice bounce from companies in the utilities and consumer discretionary sectors, which together account for another 28% of fund assets. Several materials & processing companies also turned in very strong six-month returns, further boosting the fund's performance.

     Windsor II was slowed down by its holdings in the market's chief laggard for the period, the consumer staples area, whose companies posted a collective negative return for the six months. Your fund overweighted the sector compared with its primary benchmark as its advisers continued to hold perceived bargains that the market failed to appreciate.

     The "other" sector also deserves mention, owing to the fund's increased investment during the half-year in one of the sector's conglomerate holdings, Tyco International. Windsor II's stake in Tyco underscores the fund's contrarian strategy of finding beaten-down large-capitalization stocks that the advisers believe have the potential to rebound strongly. Tyco's well-publicized management problems have given its shareholders a rough ride, but the stock rallied 21% in April as investors became more confident about the company's future under new leadership. Results from other holdings in this catch-all "other" category were mixed. You'll find more information about the fund's individual holdings in the Adviser's Report on page 5.

THE FUND'S RELATIVE PERFORMANCE VERSUS ITS PEERS AND BENCHMARK
Helped by its significant cost advantage, Windsor II's six-month return easily outdistanced that of its large-cap value fund peers. In fact, your fund's Investor Shares' annualized expense ratio of 0.44% (0.33% for Admiral Shares) for the period was nearly a full percentage point lower than the 1.41% average expense ratio posted by competitor funds in 2002.

     Windsor II slightly lagged its benchmark, the Russell 1000 Value Index, in large part due to the fund's higher concentration in the weak consumer staples area. The index also has a higher weighting in technology companies versus that of the fund. True to Windsor II's fundamental value orientation, your fund's advisers continued to underweight tech stocks in the belief that their prices still were not low enough to merit a bigger commitment. While the fund's tech holdings rose a bit in value, the index sector did even better during the past six months. Counteracting this relative drag versus the index, the fund's holdings in the utilities and materials & processing sectors easily outperformed those in the index, bringing the net returns of the fund's positions to near-parity with the index's return.

     The table below shows the apportionment of assets managed by each of the fund's four advisers. The fund's multimanager arrangement provides an extra measure of diversification while giving the fund flexibility in overseeing its large asset base.

YOUR FUND'S TIME-TESTED VALUE APPROACH
Since its inception, Windsor II has consistently emphasized out-of-favor, dividend-paying stocks that will ultimately reward patient investors. The market is, of course, anything but consistent--and it has certainly tried investors' patience in recent years. It

================================================================
FUND ASSETS MANAGED                               APRIL 30, 2003
                                         -----------------------
                                         $ MILLION    PERCENTAGE
----------------------------------------------------------------

Barrow, Hanley, Mewhinney & Strauss, Inc.  $13,118           63%
Tukman Capital Management, Inc.              2,933           14
Equinox Capital Management, LLC              2,909           14
Vanguard Quantitative Equity Group           1,426            7
Cash Investments*                              463            2
----------------------------------------------------------------
Total                                      $20,849          100%
----------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks. Each adviser also may maintain a modest cash position.

remains to be seen whether the recent turnaround represents the end of the historic bear market. But whatever awaits investors through the rest of 2003 and beyond, you can rest assured that Windsor II will maintain its time-tested strategy and cost-efficient operations. Windsor II is most appropriate as just one component of a well-diversified mix of stock, bond, and money market investments best suited to one's circumstances and goals. A balanced and diversified approach to investing is the proven way to build long-term wealth.

     Thank you for entrusting your assets to us. We look forward to reporting to you near the end of 2003.


Sincerely,

/s/ John J. Brennan

John J. Brennan
Chairman and Chief Executive Officer

May 9, 2003



================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2002-APRIL 30, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                              STARTING         ENDING       INCOME       CAPITAL
                           SHARE PRICE    SHARE PRICE    DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Windsor II Fund
  Investor Shares               $20.87         $21.62       $0.270        $0.000
  Admiral Shares                 37.05          38.38        0.495         0.000
================================================================================

ADVISER'S REPORT
The Investor Shares of the Windsor II Fund returned 4.9% for the six months ended April 30, 2003, compared with a 5.3% return for the Russell 1000 Value Index.

THE INVESTMENT ENVIRONMENT
Despite  a  relatively  stable  market,  a lot  happened  in the  fund's  fiscal half-year: Investors were frightened by the possibility of war, depressed when it was happening, and then elated about the U.S. victory; the saga of corporate greed and malfeasance continued; at one point consumer confidence fell to its lowest level in almost a decade; and the U.S. Congress and the Bush administration discussed a reduction in the taxation of dividends, which could have a significant long-term impact on returns.

     During the period, money flowed out of most equity funds and poured into bond and money market funds. One might assume that this risk-averse environment would encourage conservative leadership in the stock market, but this was not so. The Nasdaq-100 Index was among the strongest-performing indexes.

     For the six months, the best-performing equities had the highest price/earnings ratios and the lowest dividend yields. Our guess is that since these stocks declined the most during the bear market, they are now seen as having the greatest recovery potential. Unfortunately, the reality is that, in an economy with significant excess capacity, capital spending will probably be slow in coming back. Most technology companies are either tied to this cycle or to the related telecommunications industry. While investors are returning to the scene of the crime, so to speak, it is not as dangerous as it was in the late 1990s; however, we advise caution, as these stocks are still expensive. Don't rate a stock as cheap after looking at what it used to sell for; instead, decide what it should sell for, considering fundamental factors like earnings, cash flow, book value, and dividends.

     In the fiscal half-year, investors chose either high-tech stocks with little or no earnings or bonds and money market funds. The consensus of experts and amateurs alike was that interest rates were at or near the bottom and would soon rise. However, it is also a good bet that rates will stay low until consumers and businesses improve their balance sheets, in which case near-zero money

================================================================================
INVESTMENT PHILOSOPHY

THE FUND REFLECTS A BELIEF THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY HOLDING A DIVERSIFIED PORTFOLIO OF OUT-OF-FAVOR STOCKS WITH BELOW-AVERAGE PRICE/EARNINGS RATIOS, ABOVE-AVERAGE DIVIDEND YIELDS, AND THE PROSPECT OF ABOVE-AVERAGE TOTAL RETURNS.
================================================================================
market returns will be the reward for caution. Equities in general are neither expensive nor cheap, but with a bland business outlook, profits are not likely to support a dramatic market advance.

OUR SUCCESSES
Our better-performing holdings were stocks of companies whose earnings seem to be improving, such as J.P. Morgan Chase, Washington Mutual, Public Service Enterprise Group, and Cendant.

OUR SHORTFALLS
Our shortfalls centered on our large holdings in the consumer staples sector (primarily food and tobacco stocks) and our lack of holdings in technology (a strongly performing sector for this period). Poor returns from some individual issues, such as ITT Industries and Boeing, also hurt our result.

OUR PORTFOLIO POSITIONING
The  holdings in our portion of the  portfolio  sell at a weighted  P/E ratio of
12.1 times lagging earnings, which is only 68% of the P/E ratio of the Standard & Poor's 500 Index. This is a larger-than-average discount. Our current yield on dividends is 3.2%, which is 178% of the dividend yield of the S&P 500 and higher than money market or even 5-year bond rates. In an environment of significant business uncertainty, these measures of value should allow our portfolio to do well even if difficult times lie ahead, as high concentrations of assets in sectors with low volatility, such as utilities, energy, health care, consumer staples, and financial services, usually improve fund performance in a slow economy.

James P. Barrow, Portfolio Manager
Barrow, Hanley, Mewhinney & Strauss, Inc.

May 13, 2003

================================================================================
PORTFOLIO CHANGES                                SIX MONTHS ENDED APRIL 30, 2003

                             COMMENTS
--------------------------------------------------------------------------------
ADDITIONS
Baxter International*        Baxter is a leading medical products manufacturer.
                             The stock fell -60% on concerns regarding several
                             financial liabilities and a slowdown in hemophilia
                             product sales. Baxter has now resolved most of the
                             financial liabilities, and we believe there is a
                             good case to be made for continued growth in the
                             hemophilia treatment market.
--------------------------------------------------------------------------------
Duke Energy                  This company seems to represent good value after
                             suffering a large decline. The P/E ratio of 12
                             times depressed earnings and a 7% dividend yield
                             make us optimistic about its potential for
                             favorable price action. The company recently
                             decided to get out of proprietary energy trading
                             and repair its balance sheet by issuing a
                             convertible bond. The positive impact of this
                             action should more than offset any potential
                             dilution.
================================================================================
REDUCTIONS
Merck                        We sold the shares we owned, because they were more
                             expensive than the other issues in the portfolio.
                             However, this is a good company, and we would buy
                             it back at a lower price. In the meantime, we can
                             find companies with more upside potential.
--------------------------------------------------------------------------------
*New holding in the portfolio.

                                                      See page 12 for a complete
                                                 listing of the FUND'S HOLDINGS.

================================================================================
FUND PROFILE                                                As of April 30, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

WINDSOR II FUND
---------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                COMPARATIVE         BROAD
                        FUND         INDEX*       INDEX**
---------------------------------------------------------
Number of Stocks        344            744         5,546
Median Market Cap     $21.3B         $21.8B        $28.2B
Price/Earnings Ratio   15.5x          17.2x         20.8x
Price/Book Ratio        2.1x           2.0x          2.6x
Yield                                  2.5%          1.7%
  Investor Shares       2.4%
  Admiral Shares        2.5%
Return on Equity       19.5%          18.3%         20.9%
Earnings Growth Rate    5.0%           3.9%          8.6%
Foreign Holdings        5.2%           0.0%          0.3%
Turnover Rate           22%+            --            --
Expense Ratio                           --            --
  Investor Shares     0.44%+
  Admiral Shares      0.33%+
Cash Investments        3.1%            --            --

---------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Cendant Corp.                      2.9%
  (commercial services)
Citigroup, Inc.                    2.7
  (banking)
J.P. Morgan Chase & Co.            2.6
  (banking)
ConocoPhillips                     2.5
  (oil)
Allstate Corp.                     2.5
  (insurance)
Bank of America Corp.              2.3
  (banking)
Occidental Petroleum Corp.         2.3
  (oil)
ChevronTexaco Corp.                2.2
  (oil)
Washington Mutual, Inc.            2.1
  (banking)
Imperial Tobacco Group ADR         2.1
  (food, beverage, and tobacco)
---------------------------------------
Top Ten                           24.2%
---------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

---------------------------------------------------------
VOLATILITY MEASURES

                            COMPARATIVE             BROAD
                      FUND       INDEX*    FUND   INDEX**
---------------------------------------------------------
R-Squared             0.92         1.00    0.49      1.00
Beta                  0.96         1.00    0.58      1.00
---------------------------------------------------------
===================
INVESTMENT FOCUS
STYLE:  VALUE
MARKET CAP:  LARGE
===================

---------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                COMPARATIVE        BROAD
                         FUND        INDEX*      INDEX**
---------------------------------------------------------
Auto & Transportation    0.2%          3.3%         2.6%
Consumer Discretionary  15.3          10.5         15.6
Consumer Staples         9.8           4.9          6.8
Financial Services      29.7          34.8         22.5
Health Care              5.1           3.7         14.2
Integrated Oils          9.8           8.8          3.6
Other Energy             1.8           1.8          2.1
Materials & Processing   3.2           5.9          3.7
Producer Durables        5.0           4.4          3.9
Technology               2.8           5.9         13.2
Utilities               12.9          14.6          6.9
Other                    4.4           1.4          4.9
---------------------------------------------------------
 *Russell 1000 Value Index.
**Wilshire 5000 Index.
 +Annualized.

                                                            Visit our website at
                                                                WWW.VANGUARD.COM
                                         for regularly updated fund information.

================================================================================
GLOSSARY OF INVESTMENT TERMS

BETA.
A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS.
The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE.
The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO.
The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS.
The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP.
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO.
The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO.
The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED.
A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY.
The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE.
An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD.
A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
================================================================================

================================================================================
PERFORMANCE SUMMARY                                         As of April 30, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Windsor II Fund
--------------------------------------------------------------
Fiscal-Year Total Returns (%) October 31, 1992-April 30, 2003

        SCALE RANGE  -20% to 40%

     WINDSOR II FUND   RUSSELL 1000
     INVESTOR SHARES   VALUE INDEX
     ---------------   ------------
1993      19.5%           25.2%
1994       2.2             0.8
1995      23.1            24.7
1996      27.2            23.7
1997      31.3            33.2
1998      16.5            14.8
1999       4.6            16.5
2000       7.2             5.5
2001      -4.9           -11.9
2002     -12.5           -10.0
2003*      4.9             5.3
--------------------------------------------------------------
*Six months ended April 30, 2003.
Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              TEN YEARS
                                   ONE       FIVE     --------------------------
               INCEPTION DATE     YEAR      YEARS     CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
Windsor II Fund
  Investor Shares   6/24/1985  -23.46%     -2.67%       6.32%     2.68%    9.00%
  Admiral Shares    5/14/2001  -23.39     -14.58*         --        --       --
--------------------------------------------------------------------------------
*Return since inception.

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

- Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                             FOR             WITHHELD                 FOR
--------------------------------------------------------------------------------
John J. Brennan          21,968,861,577          369,346,637               98.3%
Charles D. Ellis         21,957,445,039          380,763,175               98.3
Rajiv L. Gupta           21,915,253,073          422,955,141               98.1
JoAnn Heffernan Heisen   21,954,237,911          383,970,303               98.3
Burton G. Malkiel        21,912,296,197          425,912,017               98.1
Alfred M. Rankin, Jr.    21,967,224,550          370,983,664               98.3
J. Lawrence Wilson       21,924,527,426          413,680,788               98.1
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

- Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                         BROKER       PERCENTAGE
FOR                   AGAINST         ABSTAIN         NON-VOTES              FOR
--------------------------------------------------------------------------------
12,258,400,713    633,582,298     394,834,210       503,839,458            88.9%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

================================================================================
FINANCIAL STATEMENTS                                  April 30, 2003 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                 SHARES                     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.6%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (0.2%)
  FedEx Corp.                                  119,900                     7,180
  General Motors Corp.                         188,568                     6,798
  Ford Motor Co.                               609,353                     6,276
  Norfolk Southern Corp.                       245,500                     5,207
* Lear Corp.                                   110,300                     4,383
  PACCAR, Inc.                                  67,400                     3,937
  Southwest Airlines Co.                       206,000                     3,288
  Union Pacific Corp.                           35,200                     2,095
  CSX Corp.                                     49,200                     1,573
  Delphi Corp.                                 185,000                     1,554
* American Axle &
    Manufacturing Holdings, Inc.                48,400                     1,206
  Dana Corp.                                   121,400                     1,128
  CNF Inc.                                      17,000                       516
  Delta Air Lines, Inc.                         35,700                       457
                                                                        --------
                                                                          45,598
                                                                        --------
CONSUMER DISCRETIONARY (14.5%)
* Cendant Corp.                             42,994,062                   613,955
  Newell Rubbermaid, Inc.                   12,072,300                   367,964
  Sears, Roebuck & Co.                      12,425,000                   352,125
  Carnival Corp.                            12,000,000                   331,080
  Waste Management, Inc.                    14,841,397                   322,355
  Gannett Co., Inc.                          3,656,800                   276,893
  Wal-Mart Stores, Inc.                      4,092,200                   230,473
  The Walt Disney Co.                        5,736,832                   107,049
  McDonald's Corp.                           6,256,250                   106,983
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
*(2)Service Corp. International             28,414,400                    96,041
    Eastman Kodak Co.                        3,200,000                    95,712
*   Viacom Inc. Class B                        760,299                    10,401
*   Liberty Media Corp.                        872,209                     9,594
*   AutoNation, Inc.                           374,300                     5,184
    Liz Claiborne, Inc.                        156,200                     5,081
    VF Corp.                                   124,700                     4,906
*   Federated Department
      Stores, Inc.                             156,100                     4,780
    Gillette Co.                               145,700                     4,437
*   USA Interactive                            139,876                     4,189
    J.C. Penney Co., Inc.
     (Holding Company)                         242,800                     4,142
*   Jones Apparel Group, Inc.                  135,600                     3,867
*   Clear Channel
      Communications, Inc.                      85,800                     3,356
    Kimberly-Clark Corp.                        66,200                     3,295
*   GTECH Holdings Corp.                        96,100                     3,236
*   Harrah's Entertainment, Inc.                79,800                     3,143
*   Fox Entertainment Group, Inc.
      Class A                                  120,300                     3,056
    The McClatchy Co. Class A                   51,800                     3,035
    Tribune Co.                                 59,600                     2,919
*   Office Depot, Inc.                         215,300                     2,726
*   Reebok International Ltd.                   64,800                     2,013
*   Park Place Entertainment Corp.             256,100                     1,905
*   Republic Services, Inc. Class A             86,600                     1,858
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
*   Brinker International, Inc.                 53,300                     1,692
    Mattel, Inc.                                77,600                     1,687
    Washington Post Co. Class B                  2,200                     1,604
*   Yum! Brands, Inc.                           59,300                     1,465
*   Toys R Us, Inc.                            136,600                     1,400
*   Big Lots Inc.                              103,300                     1,293
*   Mandalay Resort Group                       44,000                     1,163
*   Rent-A-Center, Inc.                         13,300                       854
    Avon Products, Inc.                         14,600                       849
    Pittston Brink's Group                      58,000                       740
*   Saks Inc.                                   81,100                       726
    Outback Steakhouse                          19,700                       704
*   Getty Images, Inc.                          18,400                       623
    Nordstrom, Inc.                             35,500                       615
*   Polo Ralph Lauren Corp.                     25,500                       598
    May Department Stores Co.                   23,300                       504
*   American Greetings Corp. Class A            29,300                       427
    Belo Corp. Class A                          17,900                       403
    IKON Office Solutions, Inc.                 43,500                       338
*   GameStop Corp.                              26,000                       311
                                                                       ---------
                                                                       3,020,391
                                                                       ---------
CONSUMER STAPLES (9.3%)
  Imperial Tobacco Group ADR                12,840,000                   433,093
  ConAgra Foods, Inc.                       16,789,300                   352,575
  Altria Group, Inc.                        10,832,600                   333,211
  Anheuser-Busch Cos., Inc.                  5,064,800                   252,633
  PepsiCo, Inc.                              4,311,200                   186,589
  The Procter & Gamble Co.                   2,046,000                   183,833
  H.J. Heinz Co.                             2,276,500                    68,022
  Sara Lee Corp.                             3,407,800                    57,183
* Safeway, Inc.                              2,557,700                    42,509
  CVS Corp.                                    168,000                     4,067
  The Coca-Cola Co.                             69,500                     2,808
* The Kroger Co.                               165,900                     2,372
  Albertson's, Inc.                            119,200                     2,367
  SuperValu Inc.                               141,000                     2,322
  Kraft Foods Inc.                              69,600                     2,151
  PepsiAmericas, Inc.                          164,600                     2,056
  The Clorox Co.                                35,700                     1,614
  General Mills, Inc.                           35,200                     1,588
  Hershey Foods Corp.                           18,900                     1,233
  Colgate-Palmolive Co.                         21,100                     1,206
  Carolina Group                                61,000                     1,121
  Coca-Cola Enterprises, Inc.                   50,400                       982
                                                                       ---------
                                                                       1,935,535
                                                                       ---------
FINANCIAL SERVICES (28.0%)
  BANKS---NEW YORK CITY (2.7%)
  J.P. Morgan Chase & Co.                   18,791,504                   551,531
  The Bank of New York Co., Inc.               118,500                     3,134

  BANKS--OUTSIDE NEW YORK CITY (9.1%)
  Bank of America Corp.                      6,609,312                   489,420
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
 PNC Financial Services Group                9,545,222                   419,036
 Wells Fargo & Co.                           6,339,600                   305,949
 National City Corp.                         8,752,300                   262,219
 Wachovia Corp.                              3,269,502                   124,928
 FleetBoston Financial Corp.                 3,783,842                   100,347
 KeyCorp                                     2,816,900                    67,915
 Comerica, Inc.                                900,000                    39,159
 Bank One Corp.                                432,300                    15,584
 U.S. Bancorp                                  642,622                    14,234
 First Tennessee National Corp.                137,500                     6,023
 Union Planters Corp.                          210,300                     6,002
 AmSouth Bancorp                               259,500                     5,462
 SunTrust Banks, Inc.                           83,700                     4,789
 UnionBanCal Corp.                              94,774                     3,829
 Regions Financial Corp.                        96,900                     3,267
 BB&T Corp.                                     93,700                     3,055
 Commerce Bancshares, Inc.                      72,664                     2,750
 Hibernia Corp. Class A                        149,700                     2,713
 Hudson United Bancorp                          76,800                     2,561
 BancorpSouth, Inc.                            100,600                     2,022
 Whitney Holdings Corp.                         56,700                     1,915
 Cullen/Frost Bankers, Inc.                     58,100                     1,905
 First Virginia Banks, Inc.                     41,550                     1,697
 North Fork Bancorp, Inc.                       40,500                     1,311
 Greater Bay Bancorp                            81,700                     1,307
 Doral Financial Corp.                          18,900                       756
 Bank of Hawaii Corp.                           21,600                       712
 Trustmark Corp.                                27,200                       669

DIVERSIFIED FINANCIAL SERVICES (5.6%)
 Citigroup, Inc.                            14,426,973                   566,259
 John Hancock Financial
   Services, Inc.                            8,781,900                   254,851
 The Goldman Sachs Group, Inc.               2,059,000                   156,278
 Merrill Lynch & Co., Inc.                   2,443,100                   100,289
 Morgan Stanley                              1,938,960                    86,768
 American Express Co.                          149,100                     5,645
 Leucadia National Corp.                        99,200                     3,780
 Metropolitan Life Insurance Co.                99,800                     2,867
 Marsh & McLennan Cos., Inc.                    10,000                       477

FINANCIAL--DATA PROCESSING SERVICES (0.5%)
  Automatic Data Processing, Inc.            3,308,300                   111,258
* CheckFree Corp.                               78,100                     2,153

FINANCIAL--SMALL LOAN (1.2%)
  SLM Corp.                                  2,230,100                   249,771

FINANCIAL--MISCELLANEOUS (1.4%)
  Fannie Mae                                 3,883,400                   281,119
  Fidelity National Financial, Inc.            154,013                     5,298
  Radian Group, Inc.                            68,800                     2,731
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                 SHARES                     (000)
--------------------------------------------------------------------------------
  Freddie Mac                                   33,300                     1,928

INSURANCE---LIFE
 Prudential Financial, Inc.                    187,200                     5,985
 The Principal Financial Group, Inc.            28,400                       826

INSURANCE---MULTILINE (4.8%)
 Allstate Corp.                             13,533,444                   511,429
 American International
   Group, Inc.                               4,426,601                   256,523
 The Hartford Financial
   Services Group Inc.                       2,524,827                   102,912
 St. Paul Cos., Inc.                         2,727,000                    93,645
 Old Republic International Corp.              157,000                     4,804
 SAFECO Corp.                                  101,000                     3,890
 Loews Corp.                                    89,200                     3,681
 Torchmark Corp.                                70,200                     2,720
 CIGNA Corp.                                    49,200                     2,573
 Reinsurance Group of America, Inc.             50,000                     1,433
 Cincinnati Financial Corp.                     37,100                     1,367
 AFLAC Inc.                                     41,500                     1,357
 Protective Life Corp.                          46,900                     1,347
 American Financial Group, Inc.                 27,800                       617

INSURANCE--PROPERTY-CASUALTY
  W.R. Berkley Corp.                            53,300                     2,475
  The PMI Group Inc.                            69,800                     2,151
  Progressive Corp. of Ohio                     26,300                     1,788
  Travelers Property Casualty
    Corp. Class A                               84,972                     1,379
  Travelers Property Casualty
    Corp. Class B                                2,772                        45

REAL ESTATE INVESTMENT TRUSTS (0.1%)
 Equity Office Properties
   Trust REIT                                  206,900                     5,373
 Simon Property Group, Inc. REIT                76,700                     2,816
 Public Storage, Inc. REIT                      74,800                     2,405
 Boston Properties, Inc. REIT                   58,900                     2,309
 Kimco Realty Corp. REIT                        59,700                     2,161
 Liberty Property Trust REIT                    67,600                     2,115
 Hospitality Properties Trust REIT              59,400                     1,711
 Duke Realty Corp. REIT                         52,200                     1,430
 ProLogis REIT                                  54,300                     1,398
 Archstone-Smith Trust REIT                     52,400                     1,195
 iStar Financial Inc. REIT                      39,800                     1,191
 General Growth
   Properties Inc. REIT                         19,400                     1,079
 CenterPoint Properties Corp. REIT              15,600                       904
 Mack-Cali Realty Corp. REIT                    21,300                       672
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
 Developers Diversified
   Realty Corp. REIT                            25,800                       650
 Weingarten Realty Investors REIT                9,700                       383

RENT & Lease Services---Commercial
 Ryder System, Inc.                            102,700                     2,551

SAVINGS & Loan (2.3%)
 Washington Mutual, Inc.                    11,306,449                   446,605
 Sovereign Bancorp, Inc.                       363,000                     5,608
 Golden West Financial Corp.                    74,100                     5,589
 Green Point Financial Corp.                   115,500                     5,516
 Charter One Financial, Inc.                   157,815                     4,585
 Roslyn Bancorp, Inc.                          113,700                     2,169
 Washington Federal Inc.                        95,404                     2,080
 Webster Financial Corp.                        37,900                     1,423
 Hudson City Bancorp, Inc.                      32,000                       741

SECURITIES BROKERS & Services (0.3%)
  Countrywide Financial Corp.                  837,009                    56,582
  Lehman Brothers Holdings, Inc.                82,200                     5,176
  Bear Stearns Co., Inc.                        33,500                     2,239
  First American Corp.                          52,800                     1,399
* E*TRADE Group, Inc.                          170,900                       940
                                                                      ----------
                                                                       5,851,615
                                                                      ----------
HEALTH CARE (4.8%)
  Bristol-Myers Squibb Co.                  14,209,600                   362,913
  Baxter International, Inc.                12,038,700                   276,890
  Wyeth                                      5,942,100                   258,660
  Pfizer Inc.                                2,039,200                    62,705
  Merck & Co., Inc.                            344,600                    20,049
  Schering-Plough Corp.                        240,600                     4,355
  Mylan Laboratories, Inc.                     146,400                     4,139
  Aetna Inc.                                    75,600                     3,765
* Genzyme Corp.-General Division                81,500                     3,283
  Becton, Dickinson & Co.                       79,700                     2,821
* Health Net Inc.                               75,000                     1,957
* Anthem, Inc.                                  18,800                     1,290
* Invitrogen Corp.                              39,100                     1,279
* Renal Care Group, Inc.                        39,100                     1,267
* STERIS Corp.                                  51,700                     1,174
* WebMD Corp.                                   74,300                       716
  Eli Lilly & Co.                               10,400                       664
* Coventry Health Care Inc.                     13,400                       547
* Genentech, Inc.                                6,900                       262
                                                                      ----------
                                                                       1,008,736
                                                                      ----------
INTEGRATED OILS (9.3%)
  ConocoPhillips                            10,346,534                   520,431
  Occidental Petroleum Corp.                15,834,800                   472,669
  ChevronTexaco Corp.                        7,375,543                   463,258
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
  BP PLC ADR                                 9,473,972                   365,127
  ExxonMobil Corp.                           3,197,956                   112,568
  Unocal Corp.                                 101,600                     2,814
  Amerada Hess Corp.                            34,500                     1,558
                                                                      ----------
                                                                       1,938,425
                                                                      ----------
OTHER ENERGY (1.6%)
    Transocean Inc.                         11,940,031                   227,458
*(2)Reliant Resources, Inc.                 15,837,040                    89,004
    Texas Genco Holdings, Inc.                 461,885                     8,037
    Apache Corp.                               106,785                     6,113
    Burlington Resources, Inc.                 129,900                     6,016
    Devon Energy Corp.                          79,581                     3,760
    XTO Energy, Inc.                           181,466                     3,539
    Anadarko Petroleum Corp.                    60,600                     2,691
*   Newfield Exploration Co.                    32,600                     1,121
    Equitable Resources, Inc.                   25,800                       991
                                                                       ---------
                                                                         348,730
                                                                       ---------
MATERIALS & Processing (3.1%)
(2)Hanson PLC ADR                            7,826,950                   219,311
   Dow Chemical Co.                          3,274,000                   106,863
   Monsanto Co.                              5,929,800                   103,179
(2)Millennium Chemicals, Inc.                7,368,142                   102,491
(2)Crompton Corp.                            6,238,569                    40,052
   E.I. du Pont de Nemours & Co.               333,887                    14,200
   Weyerhaeuser Co.                            128,500                     6,372
   International Paper Co.                     162,300                     5,802
   Alcoa Inc.                                  242,500                     5,561
   Praxair, Inc.                                93,900                     5,454
*  American Standard Cos., Inc.                 58,900                     4,193
   Masco Corp.                                 152,400                     3,211
   Sherwin-Williams Co.                        112,400                     3,134
*  Energizer Holdings, Inc.                    104,000                     2,997
   PPG Industries, Inc.                         56,500                     2,741
*  Pactiv Corp.                                125,200                     2,569
   Georgia Pacific Group                       122,000                     1,884
*  Smurfit-Stone Container Corp.               112,400                     1,581
   Precision Castparts Corp.                    53,500                     1,481
   Lubrizol Corp.                               44,500                     1,407
   Lafarge North America Inc.                   37,700                     1,201
   Newmont Mining Corp.
    (Holding Company)                           42,900                     1,159
   Cabot Corp.                                  41,100                     1,145
*  Owens-Illinois, Inc.                        107,800                       958
*  Shaw Group, Inc.                             66,900                       779
   Ball Corp.                                    7,000                       393
   The Timken Co.                               21,300                       377
                                                                      ----------
                                                                         640,495
                                                                      ----------
PRODUCER DURABLES (4.8%)
   The Boeing Co.                           14,084,300                   384,220
   Emerson Electric Co.                      5,762,900                   292,179
(2)Cooper Industries, Inc. Class A           4,650,800                   172,545
   United Technologies Corp.                 1,572,896                    97,221
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
   Lockheed Martin Corp.                        98,300                     4,920
*  Thermo Electron Corp.                       237,700                     4,319
   Deere & Co.                                  97,800                     4,306
*  Xerox Corp.                                 393,100                     3,876
   Caterpillar, Inc.                            59,800                     3,146
   Rockwell Collins, Inc.                      125,700                     2,687
   Illinois Tool Works, Inc.                    38,500                     2,463
   KB HOME                                      48,100                     2,370
   Pitney Bowes, Inc.                           60,400                     2,121
   Centex Corp.                                 24,200                     1,598
   Northrop Grumman Corp.                       17,810                     1,566
   HON Industries, Inc.                         51,400                     1,520
   Pentair, Inc.                                38,400                     1,480
   Goodrich Corp.                               59,700                       840
   Molex, Inc.                                  21,400                       499
   York International Corp.                     18,900                       452
                                                                        --------
                                                                         984,328
                                                                        --------
TECHNOLOGY (2.7%)
  International Business
    Machines Corp.                           2,085,900                   177,093
  Hewlett-Packard Co.                        7,406,672                   120,729
* Computer Sciences Corp.                    2,310,850                    76,143
  Raytheon Co.                               2,067,400                    61,877
  Texas Instruments, Inc.                    3,249,600                    60,085
* Corning, Inc.                              5,086,100                    27,567
* Storage Technology Corp.                     185,900                     4,595
  Rockwell Automation, Inc.                    145,600                     3,320
  Scientific-Atlanta, Inc.                     189,700                     3,083
* EMC Corp.                                    328,900                     2,990
* Lucent Technologies, Inc.                  1,527,900                     2,750
* Citrix Systems, Inc.                         109,500                     2,076
  Applera Corp.-Applied
    Biosystems Group                           116,800                     2,048
  PerkinElmer, Inc.                            173,200                     1,718
  Symbol Technologies, Inc.                    144,800                     1,583
* Emulex Corp.                                  71,500                     1,465
* Unisys Corp.                                 113,200                     1,177
* BMC Software, Inc.                            69,500                     1,037
* Jabil Circuit, Inc.                           52,700                       985
* Sun Microsystems, Inc.                       275,500                       909
* Macromedia, Inc.                              67,500                       851
  Motorola, Inc.                                92,600                       732
* Fairchild Semiconductor Corp.                 57,300                       680
* PanAmSat Corp.                                30,600                       529
* Arrow Electronics, Inc.                       29,500                       498
* Perot Systems Corp.                           32,100                       341
                                                                     -----------
                                                                         556,861
                                                                     -----------
UTILITIES (12.2%)
  Public Service Enterprise
    Group, Inc.                             11,007,000                   423,439
  Verizon Communications                    11,215,854                   419,249
  Entergy Corp.                              8,185,700                   381,535
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                 SHARES                     (000)
--------------------------------------------------------------------------------
   American Electric
     Power Co., Inc.                        13,054,460                   344,377
   Southern Co.                              8,972,500                   261,010
   Duke Energy Corp.                         8,362,600                   147,098
(2)CenterPoint Energy Inc.                  15,899,700                   125,608
*(2)Mirant Corp.                            32,631,600                   108,011
   Exelon Corp.                              1,777,200                    94,263
*  Comcast Corp. Class A                     2,734,443                    87,256
   SBC Communications Inc.                   2,529,949                    59,100
   BellSouth Corp.                             630,100                    16,061
*  Comcast Corp.-;Special Class A              263,800                     7,930
   Sprint Corp.                                598,200                     6,885
*  Edison International                        401,300                     5,855
   Sempra Energy                               211,800                     5,685
   Constellation Energy Group, Inc.            191,700                     5,613
   PPL Corp.                                   124,600                     4,511
   Dominion Resources, Inc.                     74,700                     4,421
   AT&T Corp.                                  256,369                     4,371
   Consolidated Edison Inc.                     99,500                     3,868
   KeySpan Corp.                               104,300                     3,533
   FirstEnergy Corp.                           100,100                     3,376
   Wisconsin Energy Corp.                       98,000                     2,580
   NICOR Inc.                                   85,000                     2,555
   FPL Group, Inc.                              40,900                     2,490
   ALLTEL Corp.                                 51,900                     2,432
   CMS Energy Corp.                            361,100                     2,250
*  Qwest Communications
     International Inc.                        577,900                     2,179
   SCANA Corp.                                  57,000                     1,809
*  AT&T Wireless Services Inc.                 272,900                     1,763
   National Fuel Gas Co.                        72,000                     1,689
   CenturyTel, Inc.                             48,800                     1,437
   Energy East Corp.                            52,600                       958
*  Cox Communications, Inc.
     Class A                                    22,500                       745
*  Adelphia Communications
     Corp. Class A                              74,500                        13
                                                                       ---------
                                                                       2,545,955
                                                                       ---------
OTHER (4.1%)
  Tyco International Ltd.                   23,975,100                   374,012
  ITT Industries, Inc.                       4,579,200                   266,967
  General Electric Co.                       6,276,600                   184,846
  Textron, Inc.                                324,800                     9,578
  Honeywell International Inc.                 250,700                     5,917
  Fortune Brands, Inc.                         119,900                     5,803
  3M Co.                                        43,400                     5,470
  Johnson Controls, Inc.                        26,100                     2,146
  Brunswick Corp.                               68,000                     1,485
  Teleflex Inc.                                 38,400                     1,474
                                                                     -----------
                                                                         857,698
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $18,403,903)                                                  19,734,367
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (5.6%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
  Equity Receipts--
  Total Stock Market                         1,992,800                   171,859

                                                  Face
                                                Amount
                                                 (000)
                                             ---------
Federal National Mortgage Assn.
(3) 1.17%, 7/2/2003                           $ 28,000                    27,945
Repurchase Agreements
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
   1.32%, 5/1/2003                             914,594                   914,594
   1.32%, 5/1/2003--Note G                      43,705                    43,705
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,155,600)                                                    1,158,103
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (Cost $19,559,503)                                                  20,892,470
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES---NET (-0.2%)                              (43,337)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $20,849,133
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 96.9% and 3.3%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Considered an affiliated company of the fund, as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $953,063,000.
(3)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                                $20,892,470
  Receivables for Investment
    Securities Sold                                                      128,569
  Other Assets--Note C                                                    62,647
                                                                     -----------
    Total Assets                                                      21,083,686
                                                                     -----------
LIABILITIES
  Payables for Investment Securities
    Purchased                                                            129,554
  Security Lending Collateral Payable
    to Brokers---Note G                                                   43,705
  Other Liabilities                                                       61,294
                                                                      ----------
    Total Liabilities                                                    234,553
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $20,849,133
================================================================================

                                                                          AMOUNT
                                                                           (000)
================================================================================
AT APRIL 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $20,867,525
Undistributed Net Investment Income                                     138,799
Accumulated Net Realized Losses                                      (1,513,020)
Unrealized Appreciation
  Investment Securities                                               1,332,967
  Futures Contracts                                                      22,862
--------------------------------------------------------------------------------
NET ASSETS                                                          $20,849,133
================================================================================
Investor Shares--Net Assets
Applicable to 837,997,451 outstanding $.001
  par value shares of beneficial interest
 (unlimited authorization)                                          $18,115,673
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $21.62
--------------------------------------------------------------------------------

Admiral Shares---Net Assets
Applicable to 71,217,725 outstanding $.001
  par value shares of beneficial interest
 (unlimited authorization)                                           $2,733,460
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                         $38.38
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                                 WINDSOR II FUND
                                                 SIX MONTHS ENDED APRIL 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                          $ 288,202
  Interest                                                                4,682
  Security Lending                                                          153
--------------------------------------------------------------------------------
     Total Income                                                       293,037
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B
    Basic Fee                                                            12,903
    Performance Adjustment                                                2,628
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    23,083
      Admiral Shares                                                      2,055
    Marketing and Distribution
      Investor Shares                                                     1,145
      Admiral Shares                                                        134
  Custodian Fees                                                            212
  Shareholders' Reports and Proxies
    Investor Shares                                                         507
    Admiral Shares                                                            6
  Trustees' Fees and Expenses                                                15
--------------------------------------------------------------------------------
    Total Expenses                                                       42,688
    Expenses Paid Indirectly--Note D                                     (1,521)
--------------------------------------------------------------------------------
    Net Expenses                                                         41,167
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   251,870
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                          (565,232)
  Futures Contracts                                                     (15,438)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (580,670)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                               1,274,810
  Futures Contracts                                                      23,346
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      1,298,156
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ 969,356
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $42,532,000 and $(46,912,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

================================================================================
                                                            Windsor II Fund
                                                  ------------------------------
                                                      Six Months            Year
                                                           Ended           Ended
                                                   Apr. 30, 2003   Oct. 31, 2002
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                               $ 251,870       $ 502,088
  Realized Net Gain (Loss)                             (580,670)       (983,852)
  Change in Unrealized Appreciation (Depreciation)    1,298,156      (2,528,955)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         969,356      (3,010,719)
--------------------------------------------------------------------------------
Distributions
  Net Investment Income
    Investor Shares                                    (228,924)       (454,070)
    Admiral Shares                                      (33,527)        (53,970)
  Realized Capital Gain
    Investor Shares                                          --        (130,500)
    Admiral Shares                                           --         (13,444)
--------------------------------------------------------------------------------
    Total Distributions                                (262,451)       (651,984)
--------------------------------------------------------------------------------
Capital Share Transactions--Note H
  Investor Shares                                      (231,490)       (543,843)
  Admiral Shares                                        155,423         890,245
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                (76,067)        346,402
--------------------------------------------------------------------------------
Total Increase (Decrease)                               630,838      (3,316,301)
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                                20,218,295      23,534,596
--------------------------------------------------------------------------------
  End of Period                                     $20,849,133     $20,218,295
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

WINDSOR II FUND INVESTOR SHARES

===============================================================================================================
                                                SIX MONTHS ENDED               YEAR ENDED OCTOBER 31,
                                                       APRIL 30,       ----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003       2002      2001     2000     1999    1998
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $20.87     $24.50    $27.58   $29.03   $31.07  $29.36
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .26        .51      .564      .64      .64     .65
  Net Realized and Unrealized Gain (Loss) on Investments    .76      (3.47)   (1.819)    1.08      .73    3.91
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       1.02      (2.96)   (1.255)    1.72     1.37    4.56
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.27)      (.52)    (.585)    (.67)    (.74)   (.66)
  Distributions from Realized Capital Gains                  --       (.15)   (1.240)   (2.50)   (2.67)  (2.19)
---------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.27)      (.67)   (1.825)   (3.17)   (3.41)  (2.85)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $21.62     $20.87    $24.50   $27.58   $29.03  $31.07
===============================================================================================================
TOTAL RETURN                                               4.92%    -12.51%    -4.89%    7.22%    4.57%  16.51%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                    $18,116    $17,735   $21,495  $24,070  $30,541 $29,639
Ratio of Total Expenses to Average Net Assets             0.44%*      0.42%     0.40%    0.37%    0.37%   0.41%
Ratio of Net Investment Income to Average Net Assets      2.51%*      2.12%     2.10%    2.36%    2.08%   2.16%
Portfolio Turnover Rate                                      22%        41%       33%      26%      26%     31%
===============================================================================================================
*Annualized.

WINDSOR II FUND ADMIRAL SHARES

===============================================================================================================
                                                                             SIX MONTHS        YEAR
                                                                                  ENDED       ENDED  MAY 14* TO
                                                                                APR. 30,    OCT. 31,    OCT. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                     2003        2002        2001
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $37.05      $43.50      $50.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                             .481        .944        .408
 Net Realized and Unrealized Gain (Loss) on Investments                           1.344      (6.167)     (6.433)
---------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                  1.825      (5.223)     (6.025)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                             (.495)      (.962)      (.475)
 Distributions from Realized Capital Gains                                           --       (.265)         --
---------------------------------------------------------------------------------------------------------------
Total Distributions                                                               (.495)     (1.227)      (.475)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                   $38.38      $37.05      $43.50
===============================================================================================================
TOTAL RETURN                                                                       4.96%     -12.44%     -12.16%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                                             $2,733     $ 2,484      $2,039
Ratio of Total Expenses to Average Net Assets                                     0.33%**      0.35%    0.35%**
Ratio of Net Investment Income to Average Net Assets                              2.62%**      2.18%    1.83%**
Turnover Rate                                                                       22%**        41%        33%
===============================================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.


A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of their primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.
     2. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of
Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, LLC; and Tukman Capital Management, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the adviser. The basic fees of each adviser are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Barrow, Hanley, Mewhinney & Strauss, Inc., the S&P 500/Barra Value Index; for Equinox Capital Management, LLC, the Russell 1000 Value Index; and for Tukman Capital Management, Inc., the S&P 500 Index.
     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $304,000 for the six months ended April 30, 2003.
     For the six months ended April 30, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets before an increase of $2,628,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2003, the fund had contributed capital of $3,640,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.64% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $1,516,000 and $5,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2002, the fund had available realized losses of $918,354,000 to offset future net capital gains through October 31, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At April 30, 2003, net unrealized appreciation of investment securities for tax purposes was $1,332,967,000, consisting of unrealized gains of $4,148,197,000 on securities that had risen in value since their purchase and $2,815,230,000 in unrealized losses on securities that had fallen in value since their purchase.
     At April 30, 2003, the aggregate settlement value of open futures contracts expiring in June 2003 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                                (000)
                                                --------------------------------
                                                 AGGREGATE            UNREALIZED
                                 NUMBER OF      SETTLEMENT          APPRECIATION
FUTURES CONTRACTS           LONG CONTRACTS           VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                        1,097        $251,240             $ 19,171
S&P MidCap 400 Index                   180          39,488                3,691
--------------------------------------------------------------------------------


Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

F. During the six months ended April 30, 2003, the fund purchased $2,115,550,000 of investment securities and sold $2,349,612,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2003, was $42,079,000, for which the fund held cash collateral of $43,705,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

-----------------------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                 YEAR ENDED
                                                APRIL 30, 2003             OCTOBER 31, 2002
                                              ----------------            ---------------------
                                           AMOUNT         SHARES        AMOUNT         SHARES
                                            (000)          (000)         (000)          (000)
-----------------------------------------------------------------------------------------------
Investor Shares
  Issued                               $1,053,851         50,735    $2,838,280        116,530
  Issued in Lieu of Cash Distributions    219,576         10,406       561,971         22,591
  Redeemed                             (1,504,917)       (72,898)   (3,944,094)      (166,688)
                                       --------------------------------------------------------
   Net Increase (Decrease)--
     Investor Shares                    (231,490)        (11,757)     (543,843)       (27,567)
                                       --------------------------------------------------------
Admiral Shares
  Issued                                  300,608          8,146     1,159,318         26,681
  Issued in Lieu of Cash Distributions     29,981            801        60,629          1,376
  Redeemed                               (175,166)        (4,768)     (329,702)        (7,895)
                                       --------------------------------------------------------
   Net Increase (Decrease)--
     Admiral Shares                       155,423          4,179       890,245         20,162
-----------------------------------------------------------------------------------------------

================================================================================
The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.



=========================================================================================================================
JOHN J. BRENNAN*        Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
(1987)                  and of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS        The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates
(2001)                  (international business strategy consulting); Successor Trustee of Yale University; Overseer of
                        the Stern School of Business at New York University; Trustee of the Whitehead Institute for
                        Biomedical Research.

RAJIV L. GUPTA          Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999),
(2001)                  and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of
                        Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board
                        Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN  Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson &
(1998)                  Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and
                        Women's Research and Education Institute.

BURTON G. MALKIEL       Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard
(1977)                  Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland)
                        Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                        America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and
                        NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR.   Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
(1993)                  trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON      Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
(1985)                  Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp.
                        (pharmaceutical distribution); Trustee of Vanderbilt University.
-------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September
                        1997); Secretary of The Vanguard Group and of each of the investment companies served by The
                        Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS       Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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Q732 062003

                                     Vanguard(R) Windsor(TM) II Fund

SEMIANNUAL REPORT
APRIL 30, 2003


                                                          THE VANGUARD GROUP (R)

Eternal Principles

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

================================================================================
SUMMARY
--------------------------------------------------------------------------------

* Vanguard Windsor II Fund's Investor Shares returned 4.9% during the six months ended April 30, 2003, beating the average return of peer funds.

* During the period, the broad U.S. stock market drifted in mostly negative territory before posting a strong April and ending the half-year with a 5.0% gain.

* The financial services, utilities, and consumer discretionary stocks selected by the fund's advisers were the biggest contributors to the fund's advance.
--------------------------------------------------------------------------------
================================================================================
CONTENTS
--------------------------------------------------------------------------------

   1  Letter from the Chairman
   5  Adviser's Report
   8  Fund Profile
   9  Glossary of Investment Terms
  10  Performance Summary
  11  Results of Proxy Voting
  12  Financial Statements
--------------------------------------------------------------------------------

                                                                      PICTURE OF
                                                                 JOHN J. BRENNAN

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

Vanguard Windsor II Fund's Investor Shares returned 4.9% during the fiscal half-year ended April 30, 2003. That result bested the average return of the fund's peer group and about matched that of the broad market, as measured by the Wilshire 5000 Total Market Index. However, the fund's performance slightly trailed that of its primary benchmark, the Russell 1000 Value Index.

     The adjacent table shows the total returns-- capital change plus reinvested distributions--for Windsor II's Investor and Admiral Shares and the fund's benchmarks. Information about the per-share components of the fund's returns appears in the table on page 4.

=======================================================
TOTAL RETURNS                          SIX MONTHS ENDED
                                       APRIL 30, 2003
-------------------------------------------------------
Vanguard Windsor II Fund
  Investor Shares                            4.9%
  Admiral Shares                             5.0
Average Large-Cap Value Fund*                4.1
Russell 1000 Value Index                     5.3
Wilshire 5000 Index                          5.0
-------------------------------------------------------
*Derived from data provided by Lipper Inc.

STOCKS OPENED AND CLOSED STRONGLY
During the six months ended April 30, 2003, the overall U.S. stock market, as represented by the Wilshire 5000 Index, returned 5.0%, a performance reflecting strong rallies at the beginning and end of the period. Inside these bookends, however, stock prices drifted lower, depressed by investor apprehension about geopolitical tensions and the generally glum economic news. Although the U.S. military campaign in Iraq was brief and successful, economic uncertainty remained. Consumer spending remained strong, but the job market deteriorated and red-hot residential real estate prices began to cool. The broad economy registered anemic growth.

     Small stocks, as represented by the Russell 2000 Index, performed better than the large stocks in the Russell 1000 Index, while growth stocks (those that are expected to produce rapid earnings growth) and value stocks (those that generally trade at below-market valuations) produced similar returns.

     Overseas, Asian stock markets were hit especially hard, but as a group, international stocks produced a modest positive return for U.S.-based investors.

================================================================================
ADMIRAL(TM) SHARES A LOWER-COST CLASS OF SHARES AVAILABLE TO MANY LONGTIME SHAREHOLDERS AND TO THOSE WITH SIGNIFICANT INVESTMENTS IN THE FUND.
================================================================================

BONDS DEFIED EXPECTATIONS
Bonds generated surprisingly strong results, with the Lehman Brothers Aggregate Bond Index--a broad measure of the taxable bond market-- returning 4.3%. Bond yields began the fiscal half-year at their lowest levels in 40 years, which would generally portend unimpressive returns, but the bond market rallied further, in part because of a strong rebound in hard-hit corporate bonds. Long- and intermediate-term interest rates fell somewhat during the period, and the yield of the 3-month U.S. Treasury bill--a fair proxy for money market yields--declined 34 basis points (0.34 percentage point) to 1.11%.

================================================================
MARKET BAROMETER                                   TOTAL RETURNS
                                    PERIODS ENDED APRIL 30, 2003
----------------------------------------------------------------
                                             SIX     ONE    FIVE
                                          MONTHS    YEAR  YEARS*
----------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)             4.8%  -13.5%   -2.3%
Russell 2000 Index (Small-caps)             7.6   -20.8    -2.5
Wilshire 5000 Index (Entire market)         5.0   -13.6    -2.6
MSCI All Country World Index Free
  ex USA (International)                    3.1   -15.2    -4.9
----------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                 4.3%   10.5%    7.6%
 (Broad taxable market)
Lehman Municipal Bond Index                 3.6     8.5     6.3
Citigroup 3-Month Treasury Bill Index       0.6     1.5     4.0
================================================================
CPI
Consumer Price Index                        1.4%    2.2%    2.5%
================================================================
*Annualized.

A STRONG APRIL HELPED TO GENERATE A SIX-MONTH GAIN
Like the broad stock market, the Windsor II Fund enjoyed a strong April, enabling the fund to post a solid advance in the first half of its fiscal year. Windsor II's holdings in the financial services sector (the fund's largest sector, with over one-quarter of assets) outperformed the overall sector and contributed most to the fund's positive outcome. The fund also got a nice bounce from companies in the utilities and consumer discretionary sectors, which together account for another 28% of fund assets. Several materials & processing companies also turned in very strong six-month returns, further boosting the fund's performance.

     Windsor II was slowed down by its holdings in the market's chief laggard for the period, the consumer staples area, whose companies posted a collective negative return for the six months. Your fund overweighted the sector compared with its primary benchmark as its advisers continued to hold perceived bargains that the market failed to appreciate.

     The "other" sector also deserves mention, owing to the fund's increased investment during the half-year in one of the sector's conglomerate holdings, Tyco International. Windsor II's stake in Tyco underscores the fund's contrarian strategy of finding beaten-down large-capitalization stocks that the advisers believe have the potential to rebound strongly. Tyco's well-publicized management problems have given its shareholders a rough ride, but the stock rallied 21% in April as investors became more confident about the company's future under new leadership. Results from other holdings in this catch-all "other" category were mixed. You'll find more information about the fund's individual holdings in the Adviser's Report on page 5.

THE FUND'S RELATIVE PERFORMANCE VERSUS ITS PEERS AND BENCHMARK
Helped by its significant cost advantage, Windsor II's six-month return easily outdistanced that of its large-cap value fund peers. In fact, your fund's Investor Shares' annualized expense ratio of 0.44% (0.33% for Admiral Shares) for the period was nearly a full percentage point lower than the 1.41% average expense ratio posted by competitor funds in 2002.

     Windsor II slightly lagged its benchmark, the Russell 1000 Value Index, in large part due to the fund's higher concentration in the weak consumer staples area. The index also has a higher weighting in technology companies versus that of the fund. True to Windsor II's fundamental value orientation, your fund's advisers continued to underweight tech stocks in the belief that their prices still were not low enough to merit a bigger commitment. While the fund's tech holdings rose a bit in value, the index sector did even better during the past six months. Counteracting this relative drag versus the index, the fund's holdings in the utilities and materials & processing sectors easily outperformed those in the index, bringing the net returns of the fund's positions to near-parity with the index's return.

     The table below shows the apportionment of assets managed by each of the fund's four advisers. The fund's multimanager arrangement provides an extra measure of diversification while giving the fund flexibility in overseeing its large asset base.

YOUR FUND'S TIME-TESTED VALUE APPROACH
Since its inception, Windsor II has consistently emphasized out-of-favor, dividend-paying stocks that will ultimately reward patient investors. The market is, of course, anything but consistent--and it has certainly tried investors' patience in recent years. It

================================================================
FUND ASSETS MANAGED                               APRIL 30, 2003
                                         -----------------------
                                         $ MILLION    PERCENTAGE
----------------------------------------------------------------

Barrow, Hanley, Mewhinney & Strauss, Inc.  $13,118           63%
Tukman Capital Management, Inc.              2,933           14
Equinox Capital Management, LLC              2,909           14
Vanguard Quantitative Equity Group           1,426            7
Cash Investments*                              463            2
----------------------------------------------------------------
Total                                      $20,849          100%
----------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks. Each adviser also may maintain a modest cash position.

remains to be seen whether the recent turnaround represents the end of the historic bear market. But whatever awaits investors through the rest of 2003 and beyond, you can rest assured that Windsor II will maintain its time-tested strategy and cost-efficient operations. Windsor II is most appropriate as just one component of a well-diversified mix of stock, bond, and money market investments best suited to one's circumstances and goals. A balanced and diversified approach to investing is the proven way to build long-term wealth.

     Thank you for entrusting your assets to us. We look forward to reporting to you near the end of 2003.


Sincerely,

/s/ John J. Brennan

John J. Brennan
Chairman and Chief Executive Officer

May 9, 2003



================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2002-APRIL 30, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                              STARTING         ENDING       INCOME       CAPITAL
                           SHARE PRICE    SHARE PRICE    DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Windsor II Fund
  Investor Shares               $20.87         $21.62       $0.270        $0.000
  Admiral Shares                 37.05          38.38        0.495         0.000
================================================================================

ADVISER'S REPORT
The Investor Shares of the Windsor II Fund returned 4.9% for the six months ended April 30, 2003, compared with a 5.3% return for the Russell 1000 Value Index.

THE INVESTMENT ENVIRONMENT
Despite  a  relatively  stable  market,  a lot  happened  in the  fund's  fiscal half-year: Investors were frightened by the possibility of war, depressed when it was happening, and then elated about the U.S. victory; the saga of corporate greed and malfeasance continued; at one point consumer confidence fell to its lowest level in almost a decade; and the U.S. Congress and the Bush administration discussed a reduction in the taxation of dividends, which could have a significant long-term impact on returns.

     During the period, money flowed out of most equity funds and poured into bond and money market funds. One might assume that this risk-averse environment would encourage conservative leadership in the stock market, but this was not so. The Nasdaq-100 Index was among the strongest-performing indexes.

     For the six months, the best-performing equities had the highest price/earnings ratios and the lowest dividend yields. Our guess is that since these stocks declined the most during the bear market, they are now seen as having the greatest recovery potential. Unfortunately, the reality is that, in an economy with significant excess capacity, capital spending will probably be slow in coming back. Most technology companies are either tied to this cycle or to the related telecommunications industry. While investors are returning to the scene of the crime, so to speak, it is not as dangerous as it was in the late 1990s; however, we advise caution, as these stocks are still expensive. Don't rate a stock as cheap after looking at what it used to sell for; instead, decide what it should sell for, considering fundamental factors like earnings, cash flow, book value, and dividends.

     In the fiscal half-year, investors chose either high-tech stocks with little or no earnings or bonds and money market funds. The consensus of experts and amateurs alike was that interest rates were at or near the bottom and would soon rise. However, it is also a good bet that rates will stay low until consumers and businesses improve their balance sheets, in which case near-zero money

================================================================================
INVESTMENT PHILOSOPHY

THE FUND REFLECTS A BELIEF THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY HOLDING A DIVERSIFIED PORTFOLIO OF OUT-OF-FAVOR STOCKS WITH BELOW-AVERAGE PRICE/EARNINGS RATIOS, ABOVE-AVERAGE DIVIDEND YIELDS, AND THE PROSPECT OF ABOVE-AVERAGE TOTAL RETURNS.
================================================================================
market returns will be the reward for caution. Equities in general are neither expensive nor cheap, but with a bland business outlook, profits are not likely to support a dramatic market advance.

OUR SUCCESSES
Our better-performing holdings were stocks of companies whose earnings seem to be improving, such as J.P. Morgan Chase, Washington Mutual, Public Service Enterprise Group, and Cendant.

OUR SHORTFALLS
Our shortfalls centered on our large holdings in the consumer staples sector (primarily food and tobacco stocks) and our lack of holdings in technology (a strongly performing sector for this period). Poor returns from some individual issues, such as ITT Industries and Boeing, also hurt our result.

OUR PORTFOLIO POSITIONING
The  holdings in our portion of the  portfolio  sell at a weighted  P/E ratio of
12.1 times lagging earnings, which is only 68% of the P/E ratio of the Standard & Poor's 500 Index. This is a larger-than-average discount. Our current yield on dividends is 3.2%, which is 178% of the dividend yield of the S&P 500 and higher than money market or even 5-year bond rates. In an environment of significant business uncertainty, these measures of value should allow our portfolio to do well even if difficult times lie ahead, as high concentrations of assets in sectors with low volatility, such as utilities, energy, health care, consumer staples, and financial services, usually improve fund performance in a slow economy.

James P. Barrow, Portfolio Manager
Barrow, Hanley, Mewhinney & Strauss, Inc.

May 13, 2003

================================================================================
PORTFOLIO CHANGES                                SIX MONTHS ENDED APRIL 30, 2003

                             COMMENTS
--------------------------------------------------------------------------------
ADDITIONS
Baxter International*        Baxter is a leading medical products manufacturer.
                             The stock fell -60% on concerns regarding several
                             financial liabilities and a slowdown in hemophilia
                             product sales. Baxter has now resolved most of the
                             financial liabilities, and we believe there is a
                             good case to be made for continued growth in the
                             hemophilia treatment market.
--------------------------------------------------------------------------------
Duke Energy                  This company seems to represent good value after
                             suffering a large decline. The P/E ratio of 12
                             times depressed earnings and a 7% dividend yield
                             make us optimistic about its potential for
                             favorable price action. The company recently
                             decided to get out of proprietary energy trading
                             and repair its balance sheet by issuing a
                             convertible bond. The positive impact of this
                             action should more than offset any potential
                             dilution.
================================================================================
REDUCTIONS
Merck                        We sold the shares we owned, because they were more
                             expensive than the other issues in the portfolio.
                             However, this is a good company, and we would buy
                             it back at a lower price. In the meantime, we can
                             find companies with more upside potential.
--------------------------------------------------------------------------------
*New holding in the portfolio.

                                                      See page 12 for a complete
                                                 listing of the FUND'S HOLDINGS.

================================================================================
FUND PROFILE                                                As of April 30, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

WINDSOR II FUND
---------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                COMPARATIVE         BROAD
                        FUND         INDEX*       INDEX**
---------------------------------------------------------
Number of Stocks        344            744         5,546
Median Market Cap     $21.3B         $21.8B        $28.2B
Price/Earnings Ratio   15.5x          17.2x         20.8x
Price/Book Ratio        2.1x           2.0x          2.6x
Yield                                  2.5%          1.7%
  Investor Shares       2.4%
  Admiral Shares        2.5%
Return on Equity       19.5%          18.3%         20.9%
Earnings Growth Rate    5.0%           3.9%          8.6%
Foreign Holdings        5.2%           0.0%          0.3%
Turnover Rate           22%+            --            --
Expense Ratio                           --            --
  Investor Shares     0.44%+
  Admiral Shares      0.33%+
Cash Investments        3.1%            --            --

---------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Cendant Corp.                      2.9%
  (commercial services)
Citigroup, Inc.                    2.7
  (banking)
J.P. Morgan Chase & Co.            2.6
  (banking)
ConocoPhillips                     2.5
  (oil)
Allstate Corp.                     2.5
  (insurance)
Bank of America Corp.              2.3
  (banking)
Occidental Petroleum Corp.         2.3
  (oil)
ChevronTexaco Corp.                2.2
  (oil)
Washington Mutual, Inc.            2.1
  (banking)
Imperial Tobacco Group ADR         2.1
  (food, beverage, and tobacco)
---------------------------------------
Top Ten                           24.2%
---------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

---------------------------------------------------------
VOLATILITY MEASURES

                            COMPARATIVE             BROAD
                      FUND       INDEX*    FUND   INDEX**
---------------------------------------------------------
R-Squared             0.92         1.00    0.49      1.00
Beta                  0.96         1.00    0.58      1.00
---------------------------------------------------------
===================
INVESTMENT FOCUS
STYLE:  VALUE
MARKET CAP:  LARGE
===================

---------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                COMPARATIVE        BROAD
                         FUND        INDEX*      INDEX**
---------------------------------------------------------
Auto & Transportation    0.2%          3.3%         2.6%
Consumer Discretionary  15.3          10.5         15.6
Consumer Staples         9.8           4.9          6.8
Financial Services      29.7          34.8         22.5
Health Care              5.1           3.7         14.2
Integrated Oils          9.8           8.8          3.6
Other Energy             1.8           1.8          2.1
Materials & Processing   3.2           5.9          3.7
Producer Durables        5.0           4.4          3.9
Technology               2.8           5.9         13.2
Utilities               12.9          14.6          6.9
Other                    4.4           1.4          4.9
---------------------------------------------------------
 *Russell 1000 Value Index.
**Wilshire 5000 Index.
 +Annualized.

                                                            Visit our website at
                                                                WWW.VANGUARD.COM
                                         for regularly updated fund information.

================================================================================
GLOSSARY OF INVESTMENT TERMS

BETA.
A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS.
The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE.
The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO.
The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS.
The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP.
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO.
The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO.
The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED.
A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY.
The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE.
An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD.
A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
================================================================================

================================================================================
PERFORMANCE SUMMARY                                         As of April 30, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Windsor II Fund
--------------------------------------------------------------
Fiscal-Year Total Returns (%) October 31, 1992-April 30, 2003

        SCALE RANGE  -20% to 40%

     WINDSOR II FUND   RUSSELL 1000
     INVESTOR SHARES   VALUE INDEX
     ---------------   ------------
1993      19.5%           25.2%
1994       2.2             0.8
1995      23.1            24.7
1996      27.2            23.7
1997      31.3            33.2
1998      16.5            14.8
1999       4.6            16.5
2000       7.2             5.5
2001      -4.9           -11.9
2002     -12.5           -10.0
2003*      4.9             5.3
--------------------------------------------------------------
*Six months ended April 30, 2003.
Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              TEN YEARS
                                   ONE       FIVE     --------------------------
               INCEPTION DATE     YEAR      YEARS     CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
Windsor II Fund
  Investor Shares   6/24/1985  -23.46%     -2.67%       6.32%     2.68%    9.00%
  Admiral Shares    5/14/2001  -23.39     -14.58*         --        --       --
--------------------------------------------------------------------------------
*Return since inception.

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

- Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                             FOR             WITHHELD                 FOR
--------------------------------------------------------------------------------
John J. Brennan          21,968,861,577          369,346,637               98.3%
Charles D. Ellis         21,957,445,039          380,763,175               98.3
Rajiv L. Gupta           21,915,253,073          422,955,141               98.1
JoAnn Heffernan Heisen   21,954,237,911          383,970,303               98.3
Burton G. Malkiel        21,912,296,197          425,912,017               98.1
Alfred M. Rankin, Jr.    21,967,224,550          370,983,664               98.3
J. Lawrence Wilson       21,924,527,426          413,680,788               98.1
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

- Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                         BROKER       PERCENTAGE
FOR                   AGAINST         ABSTAIN         NON-VOTES              FOR
--------------------------------------------------------------------------------
12,258,400,713    633,582,298     394,834,210       503,839,458            88.9%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

================================================================================
FINANCIAL STATEMENTS                                  April 30, 2003 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                 SHARES                     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.6%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (0.2%)
  FedEx Corp.                                  119,900                     7,180
  General Motors Corp.                         188,568                     6,798
  Ford Motor Co.                               609,353                     6,276
  Norfolk Southern Corp.                       245,500                     5,207
* Lear Corp.                                   110,300                     4,383
  PACCAR, Inc.                                  67,400                     3,937
  Southwest Airlines Co.                       206,000                     3,288
  Union Pacific Corp.                           35,200                     2,095
  CSX Corp.                                     49,200                     1,573
  Delphi Corp.                                 185,000                     1,554
* American Axle &
    Manufacturing Holdings, Inc.                48,400                     1,206
  Dana Corp.                                   121,400                     1,128
  CNF Inc.                                      17,000                       516
  Delta Air Lines, Inc.                         35,700                       457
                                                                        --------
                                                                          45,598
                                                                        --------
CONSUMER DISCRETIONARY (14.5%)
* Cendant Corp.                             42,994,062                   613,955
  Newell Rubbermaid, Inc.                   12,072,300                   367,964
  Sears, Roebuck & Co.                      12,425,000                   352,125
  Carnival Corp.                            12,000,000                   331,080
  Waste Management, Inc.                    14,841,397                   322,355
  Gannett Co., Inc.                          3,656,800                   276,893
  Wal-Mart Stores, Inc.                      4,092,200                   230,473
  The Walt Disney Co.                        5,736,832                   107,049
  McDonald's Corp.                           6,256,250                   106,983
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
*(2)Service Corp. International             28,414,400                    96,041
    Eastman Kodak Co.                        3,200,000                    95,712
*   Viacom Inc. Class B                        760,299                    10,401
*   Liberty Media Corp.                        872,209                     9,594
*   AutoNation, Inc.                           374,300                     5,184
    Liz Claiborne, Inc.                        156,200                     5,081
    VF Corp.                                   124,700                     4,906
*   Federated Department
      Stores, Inc.                             156,100                     4,780
    Gillette Co.                               145,700                     4,437
*   USA Interactive                            139,876                     4,189
    J.C. Penney Co., Inc.
     (Holding Company)                         242,800                     4,142
*   Jones Apparel Group, Inc.                  135,600                     3,867
*   Clear Channel
      Communications, Inc.                      85,800                     3,356
    Kimberly-Clark Corp.                        66,200                     3,295
*   GTECH Holdings Corp.                        96,100                     3,236
*   Harrah's Entertainment, Inc.                79,800                     3,143
*   Fox Entertainment Group, Inc.
      Class A                                  120,300                     3,056
    The McClatchy Co. Class A                   51,800                     3,035
    Tribune Co.                                 59,600                     2,919
*   Office Depot, Inc.                         215,300                     2,726
*   Reebok International Ltd.                   64,800                     2,013
*   Park Place Entertainment Corp.             256,100                     1,905
*   Republic Services, Inc. Class A             86,600                     1,858
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
*   Brinker International, Inc.                 53,300                     1,692
    Mattel, Inc.                                77,600                     1,687
    Washington Post Co. Class B                  2,200                     1,604
*   Yum! Brands, Inc.                           59,300                     1,465
*   Toys R Us, Inc.                            136,600                     1,400
*   Big Lots Inc.                              103,300                     1,293
*   Mandalay Resort Group                       44,000                     1,163
*   Rent-A-Center, Inc.                         13,300                       854
    Avon Products, Inc.                         14,600                       849
    Pittston Brink's Group                      58,000                       740
*   Saks Inc.                                   81,100                       726
    Outback Steakhouse                          19,700                       704
*   Getty Images, Inc.                          18,400                       623
    Nordstrom, Inc.                             35,500                       615
*   Polo Ralph Lauren Corp.                     25,500                       598
    May Department Stores Co.                   23,300                       504
*   American Greetings Corp. Class A            29,300                       427
    Belo Corp. Class A                          17,900                       403
    IKON Office Solutions, Inc.                 43,500                       338
*   GameStop Corp.                              26,000                       311
                                                                       ---------
                                                                       3,020,391
                                                                       ---------
CONSUMER STAPLES (9.3%)
  Imperial Tobacco Group ADR                12,840,000                   433,093
  ConAgra Foods, Inc.                       16,789,300                   352,575
  Altria Group, Inc.                        10,832,600                   333,211
  Anheuser-Busch Cos., Inc.                  5,064,800                   252,633
  PepsiCo, Inc.                              4,311,200                   186,589
  The Procter & Gamble Co.                   2,046,000                   183,833
  H.J. Heinz Co.                             2,276,500                    68,022
  Sara Lee Corp.                             3,407,800                    57,183
* Safeway, Inc.                              2,557,700                    42,509
  CVS Corp.                                    168,000                     4,067
  The Coca-Cola Co.                             69,500                     2,808
* The Kroger Co.                               165,900                     2,372
  Albertson's, Inc.                            119,200                     2,367
  SuperValu Inc.                               141,000                     2,322
  Kraft Foods Inc.                              69,600                     2,151
  PepsiAmericas, Inc.                          164,600                     2,056
  The Clorox Co.                                35,700                     1,614
  General Mills, Inc.                           35,200                     1,588
  Hershey Foods Corp.                           18,900                     1,233
  Colgate-Palmolive Co.                         21,100                     1,206
  Carolina Group                                61,000                     1,121
  Coca-Cola Enterprises, Inc.                   50,400                       982
                                                                       ---------
                                                                       1,935,535
                                                                       ---------
FINANCIAL SERVICES (28.0%)
  BANKS---NEW YORK CITY (2.7%)
  J.P. Morgan Chase & Co.                   18,791,504                   551,531
  The Bank of New York Co., Inc.               118,500                     3,134

  BANKS--OUTSIDE NEW YORK CITY (9.1%)
  Bank of America Corp.                      6,609,312                   489,420
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
 PNC Financial Services Group                9,545,222                   419,036
 Wells Fargo & Co.                           6,339,600                   305,949
 National City Corp.                         8,752,300                   262,219
 Wachovia Corp.                              3,269,502                   124,928
 FleetBoston Financial Corp.                 3,783,842                   100,347
 KeyCorp                                     2,816,900                    67,915
 Comerica, Inc.                                900,000                    39,159
 Bank One Corp.                                432,300                    15,584
 U.S. Bancorp                                  642,622                    14,234
 First Tennessee National Corp.                137,500                     6,023
 Union Planters Corp.                          210,300                     6,002
 AmSouth Bancorp                               259,500                     5,462
 SunTrust Banks, Inc.                           83,700                     4,789
 UnionBanCal Corp.                              94,774                     3,829
 Regions Financial Corp.                        96,900                     3,267
 BB&T Corp.                                     93,700                     3,055
 Commerce Bancshares, Inc.                      72,664                     2,750
 Hibernia Corp. Class A                        149,700                     2,713
 Hudson United Bancorp                          76,800                     2,561
 BancorpSouth, Inc.                            100,600                     2,022
 Whitney Holdings Corp.                         56,700                     1,915
 Cullen/Frost Bankers, Inc.                     58,100                     1,905
 First Virginia Banks, Inc.                     41,550                     1,697
 North Fork Bancorp, Inc.                       40,500                     1,311
 Greater Bay Bancorp                            81,700                     1,307
 Doral Financial Corp.                          18,900                       756
 Bank of Hawaii Corp.                           21,600                       712
 Trustmark Corp.                                27,200                       669

DIVERSIFIED FINANCIAL SERVICES (5.6%)
 Citigroup, Inc.                            14,426,973                   566,259
 John Hancock Financial
   Services, Inc.                            8,781,900                   254,851
 The Goldman Sachs Group, Inc.               2,059,000                   156,278
 Merrill Lynch & Co., Inc.                   2,443,100                   100,289
 Morgan Stanley                              1,938,960                    86,768
 American Express Co.                          149,100                     5,645
 Leucadia National Corp.                        99,200                     3,780
 Metropolitan Life Insurance Co.                99,800                     2,867
 Marsh & McLennan Cos., Inc.                    10,000                       477

FINANCIAL--DATA PROCESSING SERVICES (0.5%)
  Automatic Data Processing, Inc.            3,308,300                   111,258
* CheckFree Corp.                               78,100                     2,153

FINANCIAL--SMALL LOAN (1.2%)
  SLM Corp.                                  2,230,100                   249,771

FINANCIAL--MISCELLANEOUS (1.4%)
  Fannie Mae                                 3,883,400                   281,119
  Fidelity National Financial, Inc.            154,013                     5,298
  Radian Group, Inc.                            68,800                     2,731
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                 SHARES                     (000)
--------------------------------------------------------------------------------
  Freddie Mac                                   33,300                     1,928

INSURANCE---LIFE
 Prudential Financial, Inc.                    187,200                     5,985
 The Principal Financial Group, Inc.            28,400                       826

INSURANCE---MULTILINE (4.8%)
 Allstate Corp.                             13,533,444                   511,429
 American International
   Group, Inc.                               4,426,601                   256,523
 The Hartford Financial
   Services Group Inc.                       2,524,827                   102,912
 St. Paul Cos., Inc.                         2,727,000                    93,645
 Old Republic International Corp.              157,000                     4,804
 SAFECO Corp.                                  101,000                     3,890
 Loews Corp.                                    89,200                     3,681
 Torchmark Corp.                                70,200                     2,720
 CIGNA Corp.                                    49,200                     2,573
 Reinsurance Group of America, Inc.             50,000                     1,433
 Cincinnati Financial Corp.                     37,100                     1,367
 AFLAC Inc.                                     41,500                     1,357
 Protective Life Corp.                          46,900                     1,347
 American Financial Group, Inc.                 27,800                       617

INSURANCE--PROPERTY-CASUALTY
  W.R. Berkley Corp.                            53,300                     2,475
  The PMI Group Inc.                            69,800                     2,151
  Progressive Corp. of Ohio                     26,300                     1,788
  Travelers Property Casualty
    Corp. Class A                               84,972                     1,379
  Travelers Property Casualty
    Corp. Class B                                2,772                        45

REAL ESTATE INVESTMENT TRUSTS (0.1%)
 Equity Office Properties
   Trust REIT                                  206,900                     5,373
 Simon Property Group, Inc. REIT                76,700                     2,816
 Public Storage, Inc. REIT                      74,800                     2,405
 Boston Properties, Inc. REIT                   58,900                     2,309
 Kimco Realty Corp. REIT                        59,700                     2,161
 Liberty Property Trust REIT                    67,600                     2,115
 Hospitality Properties Trust REIT              59,400                     1,711
 Duke Realty Corp. REIT                         52,200                     1,430
 ProLogis REIT                                  54,300                     1,398
 Archstone-Smith Trust REIT                     52,400                     1,195
 iStar Financial Inc. REIT                      39,800                     1,191
 General Growth
   Properties Inc. REIT                         19,400                     1,079
 CenterPoint Properties Corp. REIT              15,600                       904
 Mack-Cali Realty Corp. REIT                    21,300                       672
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
 Developers Diversified
   Realty Corp. REIT                            25,800                       650
 Weingarten Realty Investors REIT                9,700                       383

RENT & Lease Services---Commercial
 Ryder System, Inc.                            102,700                     2,551

SAVINGS & Loan (2.3%)
 Washington Mutual, Inc.                    11,306,449                   446,605
 Sovereign Bancorp, Inc.                       363,000                     5,608
 Golden West Financial Corp.                    74,100                     5,589
 Green Point Financial Corp.                   115,500                     5,516
 Charter One Financial, Inc.                   157,815                     4,585
 Roslyn Bancorp, Inc.                          113,700                     2,169
 Washington Federal Inc.                        95,404                     2,080
 Webster Financial Corp.                        37,900                     1,423
 Hudson City Bancorp, Inc.                      32,000                       741

SECURITIES BROKERS & Services (0.3%)
  Countrywide Financial Corp.                  837,009                    56,582
  Lehman Brothers Holdings, Inc.                82,200                     5,176
  Bear Stearns Co., Inc.                        33,500                     2,239
  First American Corp.                          52,800                     1,399
* E*TRADE Group, Inc.                          170,900                       940
                                                                      ----------
                                                                       5,851,615
                                                                      ----------
HEALTH CARE (4.8%)
  Bristol-Myers Squibb Co.                  14,209,600                   362,913
  Baxter International, Inc.                12,038,700                   276,890
  Wyeth                                      5,942,100                   258,660
  Pfizer Inc.                                2,039,200                    62,705
  Merck & Co., Inc.                            344,600                    20,049
  Schering-Plough Corp.                        240,600                     4,355
  Mylan Laboratories, Inc.                     146,400                     4,139
  Aetna Inc.                                    75,600                     3,765
* Genzyme Corp.-General Division                81,500                     3,283
  Becton, Dickinson & Co.                       79,700                     2,821
* Health Net Inc.                               75,000                     1,957
* Anthem, Inc.                                  18,800                     1,290
* Invitrogen Corp.                              39,100                     1,279
* Renal Care Group, Inc.                        39,100                     1,267
* STERIS Corp.                                  51,700                     1,174
* WebMD Corp.                                   74,300                       716
  Eli Lilly & Co.                               10,400                       664
* Coventry Health Care Inc.                     13,400                       547
* Genentech, Inc.                                6,900                       262
                                                                      ----------
                                                                       1,008,736
                                                                      ----------
INTEGRATED OILS (9.3%)
  ConocoPhillips                            10,346,534                   520,431
  Occidental Petroleum Corp.                15,834,800                   472,669
  ChevronTexaco Corp.                        7,375,543                   463,258
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
  BP PLC ADR                                 9,473,972                   365,127
  ExxonMobil Corp.                           3,197,956                   112,568
  Unocal Corp.                                 101,600                     2,814
  Amerada Hess Corp.                            34,500                     1,558
                                                                      ----------
                                                                       1,938,425
                                                                      ----------
OTHER ENERGY (1.6%)
    Transocean Inc.                         11,940,031                   227,458
*(2)Reliant Resources, Inc.                 15,837,040                    89,004
    Texas Genco Holdings, Inc.                 461,885                     8,037
    Apache Corp.                               106,785                     6,113
    Burlington Resources, Inc.                 129,900                     6,016
    Devon Energy Corp.                          79,581                     3,760
    XTO Energy, Inc.                           181,466                     3,539
    Anadarko Petroleum Corp.                    60,600                     2,691
*   Newfield Exploration Co.                    32,600                     1,121
    Equitable Resources, Inc.                   25,800                       991
                                                                       ---------
                                                                         348,730
                                                                       ---------
MATERIALS & Processing (3.1%)
(2)Hanson PLC ADR                            7,826,950                   219,311
   Dow Chemical Co.                          3,274,000                   106,863
   Monsanto Co.                              5,929,800                   103,179
(2)Millennium Chemicals, Inc.                7,368,142                   102,491
(2)Crompton Corp.                            6,238,569                    40,052
   E.I. du Pont de Nemours & Co.               333,887                    14,200
   Weyerhaeuser Co.                            128,500                     6,372
   International Paper Co.                     162,300                     5,802
   Alcoa Inc.                                  242,500                     5,561
   Praxair, Inc.                                93,900                     5,454
*  American Standard Cos., Inc.                 58,900                     4,193
   Masco Corp.                                 152,400                     3,211
   Sherwin-Williams Co.                        112,400                     3,134
*  Energizer Holdings, Inc.                    104,000                     2,997
   PPG Industries, Inc.                         56,500                     2,741
*  Pactiv Corp.                                125,200                     2,569
   Georgia Pacific Group                       122,000                     1,884
*  Smurfit-Stone Container Corp.               112,400                     1,581
   Precision Castparts Corp.                    53,500                     1,481
   Lubrizol Corp.                               44,500                     1,407
   Lafarge North America Inc.                   37,700                     1,201
   Newmont Mining Corp.
    (Holding Company)                           42,900                     1,159
   Cabot Corp.                                  41,100                     1,145
*  Owens-Illinois, Inc.                        107,800                       958
*  Shaw Group, Inc.                             66,900                       779
   Ball Corp.                                    7,000                       393
   The Timken Co.                               21,300                       377
                                                                      ----------
                                                                         640,495
                                                                      ----------
PRODUCER DURABLES (4.8%)
   The Boeing Co.                           14,084,300                   384,220
   Emerson Electric Co.                      5,762,900                   292,179
(2)Cooper Industries, Inc. Class A           4,650,800                   172,545
   United Technologies Corp.                 1,572,896                    97,221
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
   Lockheed Martin Corp.                        98,300                     4,920
*  Thermo Electron Corp.                       237,700                     4,319
   Deere & Co.                                  97,800                     4,306
*  Xerox Corp.                                 393,100                     3,876
   Caterpillar, Inc.                            59,800                     3,146
   Rockwell Collins, Inc.                      125,700                     2,687
   Illinois Tool Works, Inc.                    38,500                     2,463
   KB HOME                                      48,100                     2,370
   Pitney Bowes, Inc.                           60,400                     2,121
   Centex Corp.                                 24,200                     1,598
   Northrop Grumman Corp.                       17,810                     1,566
   HON Industries, Inc.                         51,400                     1,520
   Pentair, Inc.                                38,400                     1,480
   Goodrich Corp.                               59,700                       840
   Molex, Inc.                                  21,400                       499
   York International Corp.                     18,900                       452
                                                                        --------
                                                                         984,328
                                                                        --------
TECHNOLOGY (2.7%)
  International Business
    Machines Corp.                           2,085,900                   177,093
  Hewlett-Packard Co.                        7,406,672                   120,729
* Computer Sciences Corp.                    2,310,850                    76,143
  Raytheon Co.                               2,067,400                    61,877
  Texas Instruments, Inc.                    3,249,600                    60,085
* Corning, Inc.                              5,086,100                    27,567
* Storage Technology Corp.                     185,900                     4,595
  Rockwell Automation, Inc.                    145,600                     3,320
  Scientific-Atlanta, Inc.                     189,700                     3,083
* EMC Corp.                                    328,900                     2,990
* Lucent Technologies, Inc.                  1,527,900                     2,750
* Citrix Systems, Inc.                         109,500                     2,076
  Applera Corp.-Applied
    Biosystems Group                           116,800                     2,048
  PerkinElmer, Inc.                            173,200                     1,718
  Symbol Technologies, Inc.                    144,800                     1,583
* Emulex Corp.                                  71,500                     1,465
* Unisys Corp.                                 113,200                     1,177
* BMC Software, Inc.                            69,500                     1,037
* Jabil Circuit, Inc.                           52,700                       985
* Sun Microsystems, Inc.                       275,500                       909
* Macromedia, Inc.                              67,500                       851
  Motorola, Inc.                                92,600                       732
* Fairchild Semiconductor Corp.                 57,300                       680
* PanAmSat Corp.                                30,600                       529
* Arrow Electronics, Inc.                       29,500                       498
* Perot Systems Corp.                           32,100                       341
                                                                     -----------
                                                                         556,861
                                                                     -----------
UTILITIES (12.2%)
  Public Service Enterprise
    Group, Inc.                             11,007,000                   423,439
  Verizon Communications                    11,215,854                   419,249
  Entergy Corp.                              8,185,700                   381,535
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                 SHARES                     (000)
--------------------------------------------------------------------------------
   American Electric
     Power Co., Inc.                        13,054,460                   344,377
   Southern Co.                              8,972,500                   261,010
   Duke Energy Corp.                         8,362,600                   147,098
(2)CenterPoint Energy Inc.                  15,899,700                   125,608
*(2)Mirant Corp.                            32,631,600                   108,011
   Exelon Corp.                              1,777,200                    94,263
*  Comcast Corp. Class A                     2,734,443                    87,256
   SBC Communications Inc.                   2,529,949                    59,100
   BellSouth Corp.                             630,100                    16,061
*  Comcast Corp.-;Special Class A              263,800                     7,930
   Sprint Corp.                                598,200                     6,885
*  Edison International                        401,300                     5,855
   Sempra Energy                               211,800                     5,685
   Constellation Energy Group, Inc.            191,700                     5,613
   PPL Corp.                                   124,600                     4,511
   Dominion Resources, Inc.                     74,700                     4,421
   AT&T Corp.                                  256,369                     4,371
   Consolidated Edison Inc.                     99,500                     3,868
   KeySpan Corp.                               104,300                     3,533
   FirstEnergy Corp.                           100,100                     3,376
   Wisconsin Energy Corp.                       98,000                     2,580
   NICOR Inc.                                   85,000                     2,555
   FPL Group, Inc.                              40,900                     2,490
   ALLTEL Corp.                                 51,900                     2,432
   CMS Energy Corp.                            361,100                     2,250
*  Qwest Communications
     International Inc.                        577,900                     2,179
   SCANA Corp.                                  57,000                     1,809
*  AT&T Wireless Services Inc.                 272,900                     1,763
   National Fuel Gas Co.                        72,000                     1,689
   CenturyTel, Inc.                             48,800                     1,437
   Energy East Corp.                            52,600                       958
*  Cox Communications, Inc.
     Class A                                    22,500                       745
*  Adelphia Communications
     Corp. Class A                              74,500                        13
                                                                       ---------
                                                                       2,545,955
                                                                       ---------
OTHER (4.1%)
  Tyco International Ltd.                   23,975,100                   374,012
  ITT Industries, Inc.                       4,579,200                   266,967
  General Electric Co.                       6,276,600                   184,846
  Textron, Inc.                                324,800                     9,578
  Honeywell International Inc.                 250,700                     5,917
  Fortune Brands, Inc.                         119,900                     5,803
  3M Co.                                        43,400                     5,470
  Johnson Controls, Inc.                        26,100                     2,146
  Brunswick Corp.                               68,000                     1,485
  Teleflex Inc.                                 38,400                     1,474
                                                                     -----------
                                                                         857,698
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $18,403,903)                                                  19,734,367
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (5.6%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
  Equity Receipts--
  Total Stock Market                         1,992,800                   171,859

                                                  Face
                                                Amount
                                                 (000)
                                             ---------
Federal National Mortgage Assn.
(3) 1.17%, 7/2/2003                           $ 28,000                    27,945
Repurchase Agreements
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
   1.32%, 5/1/2003                             914,594                   914,594
   1.32%, 5/1/2003--Note G                      43,705                    43,705
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,155,600)                                                    1,158,103
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (Cost $19,559,503)                                                  20,892,470
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES---NET (-0.2%)                              (43,337)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $20,849,133
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 96.9% and 3.3%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Considered an affiliated company of the fund, as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $953,063,000.
(3)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                                $20,892,470
  Receivables for Investment
    Securities Sold                                                      128,569
  Other Assets--Note C                                                    62,647
                                                                     -----------
    Total Assets                                                      21,083,686
                                                                     -----------
LIABILITIES
  Payables for Investment Securities
    Purchased                                                            129,554
  Security Lending Collateral Payable
    to Brokers---Note G                                                   43,705
  Other Liabilities                                                       61,294
                                                                      ----------
    Total Liabilities                                                    234,553
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $20,849,133
================================================================================

                                                                          AMOUNT
                                                                           (000)
================================================================================
AT APRIL 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $20,867,525
Undistributed Net Investment Income                                     138,799
Accumulated Net Realized Losses                                      (1,513,020)
Unrealized Appreciation
  Investment Securities                                               1,332,967
  Futures Contracts                                                      22,862
--------------------------------------------------------------------------------
NET ASSETS                                                          $20,849,133
================================================================================
Investor Shares--Net Assets
Applicable to 837,997,451 outstanding $.001
  par value shares of beneficial interest
 (unlimited authorization)                                          $18,115,673
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $21.62
--------------------------------------------------------------------------------

Admiral Shares---Net Assets
Applicable to 71,217,725 outstanding $.001
  par value shares of beneficial interest
 (unlimited authorization)                                           $2,733,460
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                         $38.38
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                                 WINDSOR II FUND
                                                 SIX MONTHS ENDED APRIL 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                          $ 288,202
  Interest                                                                4,682
  Security Lending                                                          153
--------------------------------------------------------------------------------
     Total Income                                                       293,037
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B
    Basic Fee                                                            12,903
    Performance Adjustment                                                2,628
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    23,083
      Admiral Shares                                                      2,055
    Marketing and Distribution
      Investor Shares                                                     1,145
      Admiral Shares                                                        134
  Custodian Fees                                                            212
  Shareholders' Reports and Proxies
    Investor Shares                                                         507
    Admiral Shares                                                            6
  Trustees' Fees and Expenses                                                15
--------------------------------------------------------------------------------
    Total Expenses                                                       42,688
    Expenses Paid Indirectly--Note D                                     (1,521)
--------------------------------------------------------------------------------
    Net Expenses                                                         41,167
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   251,870
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                          (565,232)
  Futures Contracts                                                     (15,438)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (580,670)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                               1,274,810
  Futures Contracts                                                      23,346
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      1,298,156
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ 969,356
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $42,532,000 and $(46,912,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

================================================================================
                                                            Windsor II Fund
                                                  ------------------------------
                                                      Six Months            Year
                                                           Ended           Ended
                                                   Apr. 30, 2003   Oct. 31, 2002
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                               $ 251,870       $ 502,088
  Realized Net Gain (Loss)                             (580,670)       (983,852)
  Change in Unrealized Appreciation (Depreciation)    1,298,156      (2,528,955)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         969,356      (3,010,719)
--------------------------------------------------------------------------------
Distributions
  Net Investment Income
    Investor Shares                                    (228,924)       (454,070)
    Admiral Shares                                      (33,527)        (53,970)
  Realized Capital Gain
    Investor Shares                                          --        (130,500)
    Admiral Shares                                           --         (13,444)
--------------------------------------------------------------------------------
    Total Distributions                                (262,451)       (651,984)
--------------------------------------------------------------------------------
Capital Share Transactions--Note H
  Investor Shares                                      (231,490)       (543,843)
  Admiral Shares                                        155,423         890,245
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                (76,067)        346,402
--------------------------------------------------------------------------------
Total Increase (Decrease)                               630,838      (3,316,301)
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                                20,218,295      23,534,596
--------------------------------------------------------------------------------
  End of Period                                     $20,849,133     $20,218,295
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

WINDSOR II FUND INVESTOR SHARES

===============================================================================================================
                                                SIX MONTHS ENDED               YEAR ENDED OCTOBER 31,
                                                       APRIL 30,       ----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003       2002      2001     2000     1999    1998
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $20.87     $24.50    $27.58   $29.03   $31.07  $29.36
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .26        .51      .564      .64      .64     .65
  Net Realized and Unrealized Gain (Loss) on Investments    .76      (3.47)   (1.819)    1.08      .73    3.91
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       1.02      (2.96)   (1.255)    1.72     1.37    4.56
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.27)      (.52)    (.585)    (.67)    (.74)   (.66)
  Distributions from Realized Capital Gains                  --       (.15)   (1.240)   (2.50)   (2.67)  (2.19)
---------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.27)      (.67)   (1.825)   (3.17)   (3.41)  (2.85)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $21.62     $20.87    $24.50   $27.58   $29.03  $31.07
===============================================================================================================
TOTAL RETURN                                               4.92%    -12.51%    -4.89%    7.22%    4.57%  16.51%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                    $18,116    $17,735   $21,495  $24,070  $30,541 $29,639
Ratio of Total Expenses to Average Net Assets             0.44%*      0.42%     0.40%    0.37%    0.37%   0.41%
Ratio of Net Investment Income to Average Net Assets      2.51%*      2.12%     2.10%    2.36%    2.08%   2.16%
Portfolio Turnover Rate                                      22%        41%       33%      26%      26%     31%
===============================================================================================================
*Annualized.

WINDSOR II FUND ADMIRAL SHARES

===============================================================================================================
                                                                             SIX MONTHS        YEAR
                                                                                  ENDED       ENDED  MAY 14* TO
                                                                                APR. 30,    OCT. 31,    OCT. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                     2003        2002        2001
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $37.05      $43.50      $50.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                             .481        .944        .408
 Net Realized and Unrealized Gain (Loss) on Investments                           1.344      (6.167)     (6.433)
---------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                  1.825      (5.223)     (6.025)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                             (.495)      (.962)      (.475)
 Distributions from Realized Capital Gains                                           --       (.265)         --
---------------------------------------------------------------------------------------------------------------
Total Distributions                                                               (.495)     (1.227)      (.475)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                   $38.38      $37.05      $43.50
===============================================================================================================
TOTAL RETURN                                                                       4.96%     -12.44%     -12.16%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                                             $2,733     $ 2,484      $2,039
Ratio of Total Expenses to Average Net Assets                                     0.33%**      0.35%    0.35%**
Ratio of Net Investment Income to Average Net Assets                              2.62%**      2.18%    1.83%**
Turnover Rate                                                                       22%**        41%        33%
===============================================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.


A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of their primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.
     2. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of
Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, LLC; and Tukman Capital Management, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the adviser. The basic fees of each adviser are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Barrow, Hanley, Mewhinney & Strauss, Inc., the S&P 500/Barra Value Index; for Equinox Capital Management, LLC, the Russell 1000 Value Index; and for Tukman Capital Management, Inc., the S&P 500 Index.
     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $304,000 for the six months ended April 30, 2003.
     For the six months ended April 30, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets before an increase of $2,628,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2003, the fund had contributed capital of $3,640,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.64% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $1,516,000 and $5,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2002, the fund had available realized losses of $918,354,000 to offset future net capital gains through October 31, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At April 30, 2003, net unrealized appreciation of investment securities for tax purposes was $1,332,967,000, consisting of unrealized gains of $4,148,197,000 on securities that had risen in value since their purchase and $2,815,230,000 in unrealized losses on securities that had fallen in value since their purchase.
     At April 30, 2003, the aggregate settlement value of open futures contracts expiring in June 2003 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                                (000)
                                                --------------------------------
                                                 AGGREGATE            UNREALIZED
                                 NUMBER OF      SETTLEMENT          APPRECIATION
FUTURES CONTRACTS           LONG CONTRACTS           VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                        1,097        $251,240             $ 19,171
S&P MidCap 400 Index                   180          39,488                3,691
--------------------------------------------------------------------------------


Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

F. During the six months ended April 30, 2003, the fund purchased $2,115,550,000 of investment securities and sold $2,349,612,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2003, was $42,079,000, for which the fund held cash collateral of $43,705,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

-----------------------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                 YEAR ENDED
                                                APRIL 30, 2003             OCTOBER 31, 2002
                                              ----------------            ---------------------
                                           AMOUNT         SHARES        AMOUNT         SHARES
                                            (000)          (000)         (000)          (000)
-----------------------------------------------------------------------------------------------
Investor Shares
  Issued                               $1,053,851         50,735    $2,838,280        116,530
  Issued in Lieu of Cash Distributions    219,576         10,406       561,971         22,591
  Redeemed                             (1,504,917)       (72,898)   (3,944,094)      (166,688)
                                       --------------------------------------------------------
   Net Increase (Decrease)--
     Investor Shares                    (231,490)        (11,757)     (543,843)       (27,567)
                                       --------------------------------------------------------
Admiral Shares
  Issued                                  300,608          8,146     1,159,318         26,681
  Issued in Lieu of Cash Distributions     29,981            801        60,629          1,376
  Redeemed                               (175,166)        (4,768)     (329,702)        (7,895)
                                       --------------------------------------------------------
   Net Increase (Decrease)--
     Admiral Shares                       155,423          4,179       890,245         20,162
-----------------------------------------------------------------------------------------------

================================================================================
The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.



=========================================================================================================================
JOHN J. BRENNAN*        Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
(1987)                  and of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS        The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates
(2001)                  (international business strategy consulting); Successor Trustee of Yale University; Overseer of
                        the Stern School of Business at New York University; Trustee of the Whitehead Institute for
                        Biomedical Research.

RAJIV L. GUPTA          Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999),
(2001)                  and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of
                        Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board
                        Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN  Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson &
(1998)                  Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and
                        Women's Research and Education Institute.

BURTON G. MALKIEL       Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard
(1977)                  Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland)
                        Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                        America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and
                        NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR.   Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
(1993)                  trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON      Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
(1985)                  Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp.
                        (pharmaceutical distribution); Trustee of Vanderbilt University.
-------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September
                        1997); Secretary of The Vanguard Group and of each of the investment companies served by The
                        Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS       Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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property of their respective owners.

ABOUT OUR COVER

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are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the
fund's shareholders. It may not
be distributed to prospective
investors unless it is preceded
or accompanied by the current
fund prospectus.
        To receive a free copy of
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(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q732 062003

Item 2: Code(s) of Ethics - Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert - Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services - Not applicable to this semi-annual report.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto. (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD WINDSOR FUNDS

BY:            (signature)
   --------------------------------
              (HEIDI STAM)
            JOHN J. BRENNAN*
        CHIEF EXECUTIVE OFFICER

Date: June 16, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      VANGUARD WINDSOR FUNDS

BY:            (signature)
   --------------------------------
              (HEIDI STAM)
            JOHN J. BRENNAN*
        CHIEF EXECUTIVE OFFICER

Date: June 16, 2003

      VANGUARD WINDSOR FUNDS

BY:            (signature)
   --------------------------------
               (HEIDI STAM)
             THOMAS J. HIGGINS*
                TREASURER


Date: June 16, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.